As filed with the Securities and Exchange Commission on April 29, 2005

Securities Act File No. 33-42681
Investment Company Act File No. 811-5603

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 17
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 18
(Check appropriate box or boxes)

Merrill Lynch World Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (609) 282-2800

Robert C. Doll, Jr.
Merrill Lynch World Income Fund, Inc.
800 Scudders Mill Road

Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey, 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Thomas R. Smith, Jr., Esq.	Andrew J. Donohue, Esq. Fund Asset Management, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)

on (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date) pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:Common Stock, par value $.10 per share.

Prospectus

April 29, 2005

Merrill Lynch World Income Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PAGE

Key Facts

Merrill Lynch World Income Fund at a Glance

3

Risk/Return Bar Chart

6

Fees and Expenses

8

Details About the Fund

How the Fund Invests

10

Investment Risks

12

Your Account

Pricing of Shares

24

How to Buy, Sell, Transfer and Exchange Shares

32

Participation in Fee-Based Programs

40

Electronic Delivery

42

Management of the Fund

Fund Asset Management, L.P.

43

Financial Highlights

46

For More Information

Shareholder Reports

Back Cover

Statement of Additional Information

Back Cover

Merrill Lynch World Income Fund, Inc.

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Fixed-Income Securities — securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred Stock may also be convertible into common stock.

Merrill Lynch World Income Fund at a Glance

What is the Fund's investment objective?

The investment objective of the Fund is to seek high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units.

What are the Fund's main investment strategies?

In trying to achieve its objective, the Fund mainly invests in bonds and other fixed-income securities, including preferred stock, that periodically pay interest or dividends. These securities may be denominated and pay interest in U.S. dollars or other currencies and may be issued by U.S. or foreign governments or corporations.

The Fund will spread its investments among different types of fixed-income securities and different countries based upon Fund management's analysis of the yield, maturity and currency considerations affecting these securities. The Fund will normally invest in securities denominated in at least three different currencies. The Fund presently expects it will invest primarily in securities denominated in the currencies represented in the J.P. Morgan Global Government Bond Broad Index. No set portion of the Fund's investments is required to be denominated in any particular currency. Substantially all of the Fund's investments may be denominated in a single currency, including U.S. dollars.

The Fund may invest in securities of any maturity or duration. The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's view of economic and market conditions. However, the Fund does not expect the average maturity of its portfolio to exceed fifteen years.

The Fund may invest in fixed-income securities that are rated in the lower rating categories of the major rating agencies or that are unrated securities that Fund management believes are of comparable quality. These securities are commonly known as "junk bonds."

What are the main risks of investing in the Fund?

The Fund cannot gurantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and, therefore, the value of Fund shares — may fluctuate. The value of the Fund's investments may change in response to interest rate changes or other factors that may affect a

Merrill Lynch World Income Fund, Inc.

Credit Risk— the risk that the issuer of a bond or other fixed-income security will be unable to pay the interest or principal when due.

Call and Redemption Risk — the risk that a bond's issuer may call a bond held by the Fund for redemption before it matures.

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated, causing the value of these securities to fall.

particular issuer or obligation. Generally, when interest rates go up, the value of fixed income securities goes down. The Fund's investments in fixed-income securities may also be subject to credit risk and call and redemption risk. Also, Fund management may select securities that underperform the market, relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund's investments go down, you may lose money.

Certain investments the Fund makes may also be subject to the risks associated with investments in mortgage-backed securities, including prepayment risk and extension risk. Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, as well as private issuers. Therefore, mortgage-backed securities may often not be backed by the full faith and credit of the United States.

The Fund may invest a large part of its assets in non-U.S. securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to sell than U.S. securities. Many of the markets in which the Fund may invest are emerging markets. The risks of foreign investing are greater for emerging markets.

The Fund can invest up to 100% of its assets in junk bonds. Investments in junk bonds involve greater risks than investments in higher quality debt securities, such as greater price fluctuation and greater risk of loss of income and principal.

The Fund is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. Because the Fund may invest in a smaller number of issuers, it is more exposed to the risks associated with and developments affecting an individual issuer, which may have a greater impact on the Fund's performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Merrill Lynch World Income Fund, Inc.

The Fund may be an appropriate investment for you if you:

•

Are looking for an investment that provides income

•

Want a professionally managed portfolio without the administrative burdens of direct investments in corporate or government bonds and other debt securities

•

Are looking for exposure to a variety of fixed income markets around the world

•

Are willing to accept the risk of greater loss of income and principal due to the Fund's emphasis on foreign investing and its ability to invest in junk bonds

Merrill Lynch World Income Fund, Inc.

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class I shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares with those of the J. P. Morgan Global Government Bond Broad Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 12.17% (quarter ended June 30, 2003) and the lowest return for a quarter was -24.04% (quarter ended September 30, 1998). The year-to-date return as of March 31, 2005 was -3.07%.

Merrill Lynch World Income Fund, Inc.

After-tax returns are shown only for Class I shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year		Five Years		Ten Years
Merrill Lynch World Income Fund, Inc. — Class A:# Return Before Taxes##	12.36%		9.40%		6.08%
Merrill Lynch World Income Fund, Inc. — Class B: Return Before Taxes##	12.43%		9.44%		5.97%
Merrill Lynch World Income Fund, Inc. — Class C: Return Before Taxes##	15.22%		9.68%		5.90%
Merrill Lynch World Income Fund, Inc. — Class I:# Return Before Taxes## Return After Taxes on Distributions## Return After Taxes on Distributions and Sale of Fund Shares##	12.46 9.85 7.90	% % %	9.68 6.06 5.88	% % %	6.35 3.15 3.31	% % %
J. P. Morgan Global Government Bond Broad Index *	10.78%		9.19%		7.92%

#

Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

##

Includes all applicable fees and sales charges.

*

The J.P. Morgan Global Government Bond Broad Index is a widely recognized, unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Merrill Lynch World Income Fund, Inc.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Fees and Expenses

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):(a)	Class A		Class B(b)		Class C		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00	%(c)	None		None		4.00	%(c)
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None (d	)	4.00	%(c)	1.00	%(c)	None (d	)
Maximum sales charge (load) imposed on dividend reinvestments	None		None		None		None
Redemption Fee(e)	2.00%		2.00%		2.00%		2.00%
Exchange Fee	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.60%		0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees(f)	0.25%		0.75%		0.80%		None
Other expenses (including transfer agency fees)(g)	0.48%		0.50%		0.50%		0.48%
Total Annual Fund Operating Expenses	1.33%		1.85%		1.90%		1.08%

(a)

In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. See "Your Account — How to Buy, Sell, Transfer and Exchange Shares."

(b)

Class B shares automatically convert to Class A shares approximately ten years after you buy them and will no longer be subject to distribution fees.

(c)

Some investors may qualify for reduction in or waivers of the sales charge (load). See "Your Account — Pricing of Shares."

(d)

You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(e)

A redemption fee may be charged on redemptions of Fund shares made within 30 days of purchase. See "Your Account — Pricing of Shares — Redemption Fee."

Merrill Lynch World Income Fund, Inc.

(continued from previous page)

(f)

The Fund calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(g)

Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A	$530	$805	$1,100	$1,937
Class B	$588	$882	$1,201	$2,169
Class C	$293	$597	$1,026	$2,222
Class I	$506	$730	$972	$1,664

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A	$530	$805	$1,100	$1,937
Class B	$188	$582	$1,001	$2,169
Class C	$193	$597	$1,026	$2,222
Class I	$506	$730	$972	$1,664

Merrill Lynch World Income Fund, Inc.

ABOUT THE PORTFOLIO MANAGERS

B. Daniel Evans and Romualdo Roldan are the co-portfolio managers of the Fund.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

How the Fund Invests

The investment objective of the Fund is to seek high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objective.

The Fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the Fund can buy or on the maturity of those securities. The Fund may invest in U.S. and foreign government and corporate fixed-income securities, including junk bonds and unrated securities. Government securities include securities issued or guaranteed by a government or a governmental agency or instrumentality. The Fund also may invest in securities issued by certain international organizations. The Fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The Fund will spread its investments among different types of fixed-income securities and different countries based upon Fund management's analysis of the yield, maturity and currency considerations affecting these securities.

Fund management presently expects that the Fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the Fund also can invest in securities denominated in other currencies. Issuers of securities may not always be located in the country in whose currency the securities are denominated. For example, the Fund may invest in a security denominated in U.S. dollars but issued by a government or corporation located in a country commonly considered to be an emerging market. The Fund's investments ordinarily will be denominated in at least three currencies. No set portion of the Fund's investments is required to be denominated in any particular currency. Substantially all of the Fund's investments may be denominated in a single currency, including U.S. dollars.

The Fund may invest in several different kinds of securities issued by the U.S. Government. These include U.S. Treasury obligations (bills, notes and bonds) that have different interest rates and maturities and are issued at different times. These securities are backed by the full faith and credit of the U.S. Government. The Fund also may invest in obligations issued or guaranteed by U.S. Government agencies or other U.S. Government organizations. These include

Merrill Lynch World Income Fund, Inc.

but are not limited to government guaranteed mortgage-related or asset-backed securities. Some of these securities may be backed by the full faith and credit of the U.S. Treasury, some may be supported by the right of the issuer to borrow from the U.S. Treasury, and some are backed only by the credit of the issuer itself.

The obligations of foreign governments and their related organizations have various kinds of government support. These obligations may or may not be supported by the full faith and credit of a foreign government.

The Fund may invest in securities issued by international organizations designated or supported by governments or government agencies to promote economic reconstruction or development. Examples of these include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

The debt securities in which the Fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

Other strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

For temporary, defensive purposes, the Fund may limit the financial markets or currencies in which it will invest. Temporary defensive investments may limit potential for an increase in the value of Fund shares or for the Fund to achieve its investment objective.

The Fund may use a variety of portfolio strategies to hedge its portfolio against interest rate and currency risk, or to seek to enhance its return. These strategies include the use of derivatives, such as options on portfolio positions or currencies, financial and currency futures and options on these futures, forward foreign currency transactions, indexed and inverse securities, interest rate swaps and credit default swaps. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Aggregate Bond Index.

Merrill Lynch World Income Fund, Inc.

The Fund also may invest in convertible securities. Although the Fund generally expects that it will sell convertible securities rather than convert them into common stock, the Fund can invest up to 10% of its assets in common stock obtained through conversion.

The Fund may invest in securities whose investment return is based on the change in a particular measurement of value or rates (an "index"). The Fund also may buy securities whose potential investment return is inversely based on the change in particular indices.

The Fund may also lend its portfolio securities and invest its uninvested cash balances in affiliated money market funds.

The Fund does not intend to invest in common stocks or other equity securities, other than preferred stocks and convertible securities. The Fund may, however, acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed-income securities, in connection with an amendment, waiver, conversion or exchange of fixed-income securities, in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

The Fund may engage in "short sales" of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

The Fund also may make short sales "against the box" without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time.

Merrill Lynch World Income Fund, Inc.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Call and Redemption Risk — A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources

Merrill Lynch World Income Fund, Inc.

and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign instruments in their capital markets or in certain industries. Any of these actions could severely affect securities prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the

Merrill Lynch World Income Fund, Inc.

United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as

Merrill Lynch World Income Fund, Inc.

emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Junk Bonds — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

•

Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Merrill Lynch World Income Fund, Inc.

•

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•

Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

•

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Mortgage Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund has to invest the proceeds in securities with lower yields. This risk is known as "prepayment risk." When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Merrill Lynch World Income Fund, Inc.

Non-Diversification Risk— The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Asset Backed Securities — Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer

Merrill Lynch World Income Fund, Inc.

will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Derivatives — The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk— the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk— the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any

Merrill Lynch World Income Fund, Inc.

losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Indexed and Inverse Floating Rate Securities — The Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less

Merrill Lynch World Income Fund, Inc.

able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund may not be able to sell the securities.

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain derivative securities that the Fund may buy or other techniques that the Fundmay use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending — The Fund may lend securities with a value up to 33% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Sovereign Debt — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that

Merrill Lynch World Income Fund, Inc.

a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Swap Agreements— Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Warrants — A warrant gives the Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When Issued and Delayed Delivery Securities and Forward Commitments — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Short Sales – Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those

Merrill Lynch World Income Fund, Inc.

dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

For a discussion of the Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Fund makes its top ten holdings available on a monthly basis on our web site at www.mutualfunds.ml.com generally within 12 business days after the end of the month to which the information applies.

Merrill Lynch World Income Fund, Inc.

Pricing of Shares

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs ("Select PricingSM System"). Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or other financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class I shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates intend to make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares, for shareholder servicing activities or for sub-transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund's Transfer Agent.

If you select Class B or Class C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.50% per year for Class B shares and 0.55% per year for Class C shares and an account maintenance fee of 0.25% per year for both classes of shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

If you redeem shares of any class within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Fund's shares are distributed by FAM Distributors Inc., an affiliate of the Investment Adviser.

Merrill Lynch World Income Fund, Inc.

The table below summarizes key features of the Select PricingSM System

	Class A	Class B	Class C	Class I
Availability	Generally available through selected securities dealers and other financial intermediaries.	LImited availability through Merrill Lynch.Generally available through selected securities dealers and other financial intermediaries.	Limited availability through Merrill Lynch.Generally available through selected securities dealers and other financial intermediaries.	Limited to certain eligible investors including:
• Current Class I shareholders
• Certain Retirement Plans
• Participants in certain programs sponsored by affiliates of the Investment Adviser or selected securities dealers or other financial intermediaries
• Certain employees and affiliates of the Investment Adviser or its affiliates, selected securities dealers and other financial intermediaries.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.
Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)
Account Maintenance and Distribution Fees?	0.25% Annual Account Maintenance Fee. No Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.50% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee. 0.55% Annual Distribution Fee.	No.
Redemption Fee?	Yes. Payable if you redeem your shares within 30 days of purchase.	Yes. Payable if you redeem your shares within 30 days of purchase.	Yes. Payable if you redeem your shares within 30 days of purchase.	Yes. Payable if you redeem your shares within 30 days of purchase.
Conversion to Class A shares?	N/A	Yes, automatically after approximately ten years.	No.	No.

Merrill Lynch World Income Fund, Inc.

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all qualifying Class A, Class B, Class C and Class I shares taken together that you own in Select Pricing Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Class A, Class B, Class C and Class I shares of Select Pricing Funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class A and Class I Shares — Initial Sales Charge Options

If you select Class A or Class I shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment#	Dealer Compensation as a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $50,000	3.75%	3.90%	3.50%
$50,000 but less than $100,000	3.25%	3.36%	3.00%
$100,000 but less than $250,000	2.50%	2.56%	2.25%
$250,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over##	None	None	None

#

Rounded to the nearest one-hundredth percent.

##

If you invest $1,000,000 or more in Class A or Class I shares, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds.

The table above shows the reduced sales charges for which you may qualify when you purchase Class A or Class I shares of the Fund. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in Class A, Class B, Class C or Class I shares of the Fund or other Select PricingSM System mutual funds advised by the Investment Adviser or its affiliates ("Select Pricing Funds") owned by you, your spouse and/or your children under the age of twenty one. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the higher of the current net asset value or original cost (including any sales charges paid) of all shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of the Fund or any other Select Pricing Fund, you should inform your financial adviser or other financial intermediary of any other Class A, Class B, Class C

Merrill Lynch World Income Fund, Inc.

and/or Class I shares of the Fund or any other Select Pricing Fund owned by you, your spouse and/or your children under the age of twenty one. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Fund, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information.

No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends.

A sales charge waiver on a purchase of Class A or Class I shares may also apply for:

•

Trusts managed by banks, thrifts or trust companies, including those affiliated with the Investment Adviser or its affiliates, that meet certain conditions

•

Investment or central asset accounts sponsored by the Investment Adviser or its affiliates, or by selected securities dealers or other financial intermediaries that meet certain conditions

•

Employer-sponsored retirement or savings plans that meet certain eligibility requirements

•

Purchases using proceeds from the sale of certain affiliated closed-end funds that meet certain conditions

•

Investors, including directors or trustees of the Investment Adviser or its affiliates or of mutual funds sponsored by the Investment Adviser or its affiliates, employees or customers of the Investment Adviser or its affiliates, and employees or customers of selected securities dealers that meet certain qualifications

Merrill Lynch World Income Fund, Inc.

•

Fee-based programs of the Investment Adviser, its affiliates, or selected securities dealers and other financial intermediaries that have agreements with the Distributor or its affiliates and that meet certain conditions

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at our web site at www.mutualfunds.ml.com and in the Statement of Additional Information, which is available on request.

Only certain investors are eligible to buy Class I shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class I shares, you should buy Class I shares since Class A shares are subject to an annual 0.25% account maintenance fee, while Class I shares are not. The Distributor normally pays the annual 0.25% Class A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem Class A or Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial adviser, selected securities dealer or other financial intermediary or contact the Fund's Transfer Agent at 1-800-637-3863.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.50% for Class B shares and 0.55% for Class C shares and account maintenance fees of 0.25% for both classes of shares each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from

Merrill Lynch World Income Fund, Inc.

the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual 0.25% Class B account maintenance fee to dealers as a service fee on a monthly basis. The Distributor normally retains the Class B shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Class C shares from its own resources at the time of sale. The Distributor pays the annual 0.55% Class C shares distribution fee and the annual 0.25% Class C shares account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers for Class C shares held for over a year and normally retains the Class C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Class C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge#
0 — 1	4.00%
1 — 2	4.00%
2 — 3	3.00%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

#

The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For shares acquired prior to December 1, 2002, the four-year contingent deferred sales charge schedule in effect at that time will apply. Not all Select Pricing Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

Merrill Lynch World Income Fund, Inc.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•

Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 years old

•

Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers

•

Redemption in connection with participation in certain fee-based programs of the Investment Adviser, its affiliates, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Fund shares are held

•

Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

•

Withdrawal through the systematic withdrawal plan offered by an affiliate of the Investment Adviser (Systematic Withdrawal Plan) of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different mutual funds advised by the Investment Adviser or its affiliates. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's longer conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's longer conversion schedule will

Merrill Lynch World Income Fund, Inc.

apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held, withdrawals through a Systematic Withdrawal Plan and redemptions of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

•

Redemptions resulting from death or disability

•

Redemptions through a Systematic Withdrawal Plan

•

Redemptions of shares purchased through an Automatic Investment Plan

•

Redemptions of shares acquired through dividend reinvestment

•

Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or

Merrill Lynch World Income Fund, Inc.

401(k) of the Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code, and

•

Redemptions of shares held through advisory fee-based programs that the Distributor determines are not designed to facilitate short-term trading

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-637-3863. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

Merrill Lynch World Income Fund, Inc.

If You Want to	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you	Refer to the Select PricingSM System table in this Prospectus. Be sure to read this Prospectus carefully.
Next, determine the amount of your investment	The minimum initial investment for the Fund is $1,000 for all accounts except:
• $250 for certain fee-based programs
• $100 for retirement plans
(The minimums for initial investments may be waived under certain circumstances.)
Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase. Merrill Lynch, an affiliate of the Investment Adviser, generally charges a processing fee of $5.35.
	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-637-3863 and request a purchase order. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment programs, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.
	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain investment or central asset accounts sponsored by the Investment Adviser's affiliates.

Merrill Lynch World Income Fund, Inc.

If You Want to	Your Choices	Information Important for You to Know
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.
Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares. Merrill Lynch generally charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.
The Fund may reject an order to sell shares under certain circumstances.
Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.
You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-637-3863 for details.

Merrill Lynch World Income Fund, Inc.

If You Want to	Your Choices	Information Important for You to Know
Sell Shares Systematically	Participate in the Fund's Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a cash management account or retirement account, offered by an affiliate of the Investment Adviser you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions.
Ask your financial adviser or other financial intermediary for details.
Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read the fund's prospectus	You can exchange your Class A, Class B, Class C and Class I shares of the Fund for shares of many other Select Pricing Funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.
Class A, Class B, Class C and Class I shares are generally exchangeable for shares of the same class of another fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to purchase Class I shares), you will exchange into Class A shares.
Some of the Select Pricing Funds impose a different initial or deferred sales charge schedule. If you exchange Class A or Class I shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you held the exchanged shares for 30 days or less you may also be charged a redemption fee. If you exchange Class A or Class I shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.
To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-800-637-3863.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Merrill Lynch World Income Fund, Inc.

Short - Term Trading

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as "market timing") into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Fund has adopted certain policies and procedures, which have been reviewed and approved by the Fund's Board of Directors, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another fund advised by the Investment Adviser or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The Fund also generally charges a 2.00% redemption fee on redemptions made within 30 days of the purchase or exchange of shares. The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a 15 day period. In addition, the Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management in its discretion has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor's trading history in the Fund or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Fund's Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts.

Because the Fund may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Fund calculates its net asset value, the Fund may be subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of

Merrill Lynch World Income Fund, Inc.

changes in the value of the Fund's portfolio holdings during the period between the close of the markets in which the Fund's portfolio securities primarily trade and the close of the New York Stock Exchange. In addition, the high yield securities in which the Fund may primarily invest may trade less frequently and in lower volumes than investment grade securities and are often subject to greater price volatility. As a result, the Fund is subject to the risk that certain investors may seek to market time the Fund to take advantage of the changes in the value of the Fund's portfolio holdings that may occur between the time when the Fund's net asset value is calculated and the time the prices of the Fund's holdings next change.For this reason, the Fund may, at times, fair value its portfolio securities in order to seek to deter such market timing. See "Your Account — How Shares are Priced."

The Fund applies these policies to all shareholders (except that there are certain conditions under which the redemption fee will not be assessed — See "Your Account — Pricing of Shares — Redemption Fee"). However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

Anti-Money Laundering Requirements

The Fund is subject to the USA Patriot Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Merrill Lynch World Income Fund, Inc.

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

How Shares are Priced

When you buy shares, you pay the net asset value plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the "Exchange") is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund's net asset value. If market quotations are not readily available or, in the Investment Adviser's judgment, do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects the fair value.

The Fund generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Fund's Board of Directors. If market quotations are not readily available or, in the Investment Adviser's judgment, they do not accurately reflect fair value for a security, that security may be valued by another method that the Board of Directors believes more accurately reflects the fair value. Fair value determinations may be made by the Fund's independent pricing service using a matrix pricing system or by the Investment Adviser's Valuation Committee after consideration of the material factors that may affect that value of a particular security.

Merrill Lynch World Income Fund, Inc.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser's Valuation Committee. Fair value determinations by the Investment Adviser that materially affect the Fund's net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or reliable, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

If, after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, a significant event occurs that the Investment Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, the Investment Adviser will use its best judgment to determine a fair value for that security. Fair value determinations may be made by the Fund's independent pricing service using a matrix pricing system or other pricing methodologies approved by the Directors or by the Valuation Committee after consideration of the material factors that may affect that value of a particular security.

The Fund's use of fair value pricing is designed to ensure that the Fund's net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Merrill Lynch World Income Fund, Inc.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares.Generally, Class B shares will have a higher net asset value than Class C shares because Class B shares have lower distribution expenses than Class C shares. Also, dividends paid on Class A and Class I shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class I shares have lower expenses.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have agreements with the Distributor, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Class A or Class I shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Class I shares are eligible only if you have an existing position at the time of purchase or are otherwise eligible for Class I shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Merrill Lynch World Income Fund, Inc.

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Dividends and Taxes

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. To the extent that the Fund's distributions are derived from income on debt securities, dividends received from non-qualifying foreign corporations and short-term capital gain, such distributions will not generally be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

Merrill Lynch World Income Fund, Inc.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. To sign up for this service, simply access this website at http://www.icsdelivery.com/live/ and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make other changes to the service. This service is not available for certain retirement accounts at this time.

Merrill Lynch World Income Fund, Inc.

Fund Asset Management, L.P.

Fund Asset Management, L.P., the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives.

For the fiscal year ended December 31, 2004, the Investment Adviser received a fee at the annual rate of 0.60% of the Fund's average daily net assets.

B. Daniel Evans and Romualdo Roldan are the Fund's co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Evans has been a Managing Director of Merrill Lynch Investment Managers since 2004, was a Director thereof from 2000 to 2004, and has been a portfolio manager with MLIM since 2001. Mr. Roldan has been a Director of Merrill Lynch Investment Managers since 2000, was a Vice President from 1998 to 2000 and has been a portfolio manager thereof since 1999. Mr. Evans has been a co-portfolio manager of the Fund since 2002 and Mr. Roldan has been a co-portfolio manager of the Fund since 2000. For more information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Fund Asset Management, L.P. was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Fund Asset Management, L.P. and its affiliates had approximately $473 billion in investment company and other portfolio assets under management as of March 2005.

From time to time a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the Merrill Lynch organization. Any such views are subject to change at any time based upon market or other conditions and the

Merrill Lynch World Income Fund, Inc.

Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Merrill Lynch (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund. Merrill Lynch's trading activities are carried out without reference to positions held directly or indirectly by the Fund and may result in Merrill Lynch having positions that are adverse to those of the Fund. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, Merrill Lynch may compete with the Fund for appropriate investment opportunities. In addition, the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. The Fund also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage. The Fund may also make brokerage and other payments to Merrill Lynch in connection with the Fund's portfolio investment transactions.

Merrill Lynch World Income Fund, Inc.

Under a securities lending program approved by the Fund's Board of Directors, the Fund has retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, Merrill Lynch is among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser or its affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. See the Statement of Additional Information for further information.

Merrill Lynch World Income Fund, Inc.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche llp, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

	Class A					Class B
	For the Year Ended December 31,					For the Year Ended December 31,
Increase (Decrease) in Net Asset Value	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$6.07	$4.84	$5.46	$5.76	$6.29	$6.07	$4.84	$5.46	$5.75	$6.29
Investment income — net	.39#	.41#	.47#	.60	.58	.35#	.39#	.34#	.57	.55
Realized and unrealized gain (loss) — net	.59	1.26	(.65)	(.31)	(.53)	.60	1.25	(.55)	(.30)	(.54)
Total from investment operations	.98	1.67	(.18)	.29	.05	.95	1.64	(.21)	.27	.01
Less dividends from investment income — net	(.39)	(.44)	(.44)	(.59)	(.58)	(.36)	(.41)	(.41)	(.56)	(.55)
Net asset value, end of year	$6.66	$6.07	$4.84	$5.46	$5.76	$6.66	$6.07	$4.84	$5.46	$5.75
Total Investment Return:##
Based on net asset value per share	17.04%	35.82%	(3.08)%	5.16%	.77%	16.43%	35.10%	(3.60)%	4.79%	.07%
Ratios to Average Net Assets:
Expenses, excluding reorganization expenses	1.33%	1.36%	1.48%	1.40%	1.18%	1.85%	1.89%	1.99%	1.91%	1.71%
Expenses	1.33%	1.47%	1.48%	1.40%	1.18%	1.85%	2.00%	1.99%	1.91%	1.71%
Investment income — net	6.34%	7.40%	9.43%	10.56%	9.60%	5.81%	7.11%	6.66%	10.00%	8.98%
Supplemental Data:
Net assets, end of year (in thousands)	$81,145	$70,595	$42,319	$12,394	$7,291	$25,226	$31,443	$32,551	$93,422	$122,767
Portfolio turnover	90.60%	172.53%	69.77%	75.02%	74.56%	90.60%	172.53%	69.77%	75.02%	74.56%

#

Based on average shares outstanding.

##

Total investment returns exclude the effects of sales charges.

Merrill Lynch World Income Fund, Inc.

	Class C					Class I
	For the Year Ended December 31,					For the Year Ended December 31,
Increase (Decrease) in Net Asset Value	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of year	$6.07	$4.84	$5.45	$5.75	$6.28	$6.08	$4.85	$5.46	$5.76	$6.29
Investment income — net	.35#	.38#	.37#	.57	.55	.40#	.44#	.41#	.62	.60
Realized and unrealized gain (loss) — net	.59	1.26	(.57)	(.31)	(.53)	.59	1.24	(.57)	(.31)	(.53)
Total from investment operations	.94	1.64	(.20)	.26	.02	.99	1.68	(.16)	.31	.07
Less dividends from investment income — net	(.36)	(.41)	(.41)	(.56)	(.55)	(.41)	(.45)	(.45)	(.61)	(.60)
Net asset value, end of year	$6.65	$6.07	$4.84	$5.45	$5.75	$6.66	$6.08	$4.85	$5.46	$5.76
Total Investment Return:##
Based on net asset value per share	16.22%	35.07%	(3.46)%	4.55%	.18%	17.14%	36.10%	(2.65)%	5.43%	1.02%
Ratios to Average Net Assets:
Expenses, excluding reorganization expenses	1.90%	1.92%	2.04%	1.96%	1.76%	1.08%	1.10%	1.21%	1.13%	.93%
Expenses	1.90%	2.03%	2.04%	1.96%	1.76%	1.08%	1.21%	1.21%	1.13%	.93%
Investment income — net	5.73%	6.67%	7.42%	9.95%	8.95%	6.59%	7.68%	8.16%	10.78%	9.77%
Supplemental Data:
Net assets, end of year (in thousands)	$19,447	$6,919	$1,756	$2,047	$2,163	$49,416	$49,737	$24,267	$31,810	$36,629
Portfolio turnover	90.60%	172.53%	69.77%	75.02%	74.56%	90.60%	172.53%	69.77%	75.02%	74.56%

#

Based on average shares outstanding.

##

Total investment returns exclude the effects of sales charges.

Merrill Lynch World Income Fund, Inc.

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Merrill Lynch World Income Fund, Inc.

Merrill Lynch World Income Fund, Inc.

For More Information

Shareholder Reports

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost at www.mutualfunds.ml.com or by calling 1-800-637-3863.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-637-3863.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may obtain a free copy at www.mutualfunds.ml.com or by writing to the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32231-5289 or by calling 1-800-637-3863.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's ("SEC") Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-5603

Code #16102-0405

© Fund Asset Management, L.P.

Prospectus

April 29, 2005

Merrill Lynch World Income Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  Investment Managers

www.mlim.ml.com

Mercury Advisors
A Division of Merrill Lynch Investment Managers
www.mercury.ml.com

                      STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH WORLD INCOME FUND, INC.

 P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011  o  PHONE NO. (609) 282-2800

This Statement of Additional Information of Merrill Lynch World Income Fund,
Inc. (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated April 29, 2005, which has been filed with the
Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling 1-800-637-3863 or by writing to the Fund at the above address. The Fund's Prospectus is incorporated by reference into this
Statement of Additional Information, and Part I of this Statement of Additional
Information and the portions of Part II of this Statement of Additional
Information that relate to the Fund have been incorporated by reference into the Fund's Prospectus. The portions of Part II of this Statement of Additional
Information that do not relate to the Fund do not form a part of the Fund's
Statement of Additional Information, have not been incorporated by reference into the Fund's Prospectus and should not be relied upon by investors in the
Fund. The Fund's audited financial statements are incorporated into this
Statement of Additional Information by reference to the Fund's 2004 Annual
Report. You may request a copy of the Annual Report at no charge by calling
1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

               FUND ASSET MANAGEMENT, L.P. -- INVESTMENT ADVISER

                     FAM DISTRIBUTORS, INC. -- DISTRIBUTOR

     The date of this Statement of Additional Information is April 29, 2005

                               TABLE OF CONTENTS

PART I

PART II

        PART I: INFORMATION ABOUT MERRILL LYNCH WORLD INCOME FUND, INC.

Part I of this Statement of Additional Information sets forth information about
Merrill Lynch World Income Fund, Inc. It includes information about the Fund's
Board of Directors, the advisory services provided to and the management fees paid by the Fund, performance data for the Fund, and information about other fees paid by and services provided to the Fund. This Part I should be read in conjunction with the Fund's Prospectus and those portions of Part II of this
Statement of Additional Information that pertain to the Fund.

I.     INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is to seek high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units. The investment objective is a fundamental policy of the Fund that may not be changed without the approval of a majority of its outstanding shares as defined in the
Investment Company Act of 1940, as amended (the "Investment Company Act"). The
Fund may invest in U.S. and foreign government and corporate fixed-income securities, including junk bonds. The Fund will, under normal conditions, invest at least 90% of its total assets in such fixed-income securities and may invest up to 100% of its total assets in junk bonds. In pursuing its investment objective, the Fund will allocate its investments among different types of fixed-income securities denominated in various currencies based upon the analysis of Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") of
the yield, maturity and currency considerations affecting such securities.
There can be no assurance that this investment objective will be realized. The
Fund is classified as a non-diversified fund under the Investment Company Act.

The Fund may purchase fixed-income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities ("government entities") or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development ("supranational entities").

The Fund has not established any rating criteria for the fixed-income securities in which it may invest. The Investment Adviser considers the ratings assigned by Standard & Poor's ("S&P") and Moody's Investor Service, Inc.
("Moody's") as one of several factors in its independent credit analysis of issuers. The Fund may also invest up to 100% of its assets in debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality.

The average maturity or duration of the Fund's portfolio of fixed-income securities will vary based on the Investment Adviser's assessment of pertinent economic and market conditions. As with all fixed-income securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise.
Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

II.    INVESTMENT RESTRICTIONS

The Fund has adopted restrictions and policies relating to the investment of the Fund's assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i)
67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval.

                                      I-2

Set forth below are the Fund's fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Fund may not:

(1) Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry
(excluding the U.S. Government and its agencies and instrumentalities).

(2) Make investments for the purpose of exercising control or management.

(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the
Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information,
as they may be amended from time to time.

(5) Issue senior securities to the extent such issuance would violate applicable law.

(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets
(including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the
Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling portfolio securities.

(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's
Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the
Commodity Exchange Act.

Under the Fund's non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the prospectus and statement of additional information, and applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be

                                      I-3

invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the
Fund has otherwise determined to be liquid, pursuant to applicable law.
Securities purchased in accordance with Rule 144A, under the Securities Act, and determined to be liquid by the Fund's Board of Directors, are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 33 1/3% of its total assets, taken at market value
(including the amount borrowed), and then only from banks for the purpose of meeting redemption requests or settlement transactions, or for temporary or emergency purposes. In addition, the Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

III.   INFORMATION ON DIRECTORS AND OFFICERS

The Board of Directors of the Fund consists of seven individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company
Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment
Company Act.

Each non-interested Director is a member of the Fund's Audit Committee (the
"Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit
Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls and Fund management's responses thereto. The Fund's Board has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended December 31, 2004.

The Fund also has a Nominating Committee, which consists of three of the non-interested Directors: Herbert I. London, Roberta Cooper Ramo and Robert S.
Salomon, Jr. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the
Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send

                                      I-4

nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating
Committee met once during the Fund's fiscal year ended December 31, 2004.

  BIOGRAPHICAL INFORMATION

Certain biographical and other information relating to the non-interested
Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies and portfolios overseen in the complex of funds advised by the Investment Adviser, Merrill Lynch Investment Managers,
L.P. ("MLIM") or their affiliates ("MLIM/FAM-advised funds") and other public directorships.

                                                                                                      NUMBER OF
                                   TERM OF                                                            MLIM/FAM-
                     POSITION(S)   OFFICE## AND                                                       ADVISED FUNDS
NAME, ADDRESS#       HELD WITH     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST FIVE     AND PORTFOLIOS   PUBLIC
AND AGE OF DIRECTOR  THE FUND      SERVED                                 YEARS                       OVERSEEN         DIRECTORSHIPS
-------------------- ------------- ---------------- ------------------------------------------------- ---------------- -------------

James H. Bodurtha    Director      Director since   Director, The China Business Group, Inc. since    38 registered    None
(61)*                              1995             1996 and Executive Vice President thereof         investment
                                                    from 1996 to 2003; Chairman of the Board,         companies
                                                    Berkshire Holding Corporation since 1980;         consisting of
                                                    Partner, Squire, Sanders & Dempsey from           55 portfolios
                                                    1980 to 1993.

Joe Grills (70)*     Director      Director since   Member of the Committee of Investment of          38 registered    Kimco Realty
                                   2002             Employee Benefit Assets of the Association of     investment       Corporation
                                                    Financial Professionals ("CIEBA") since 1986;     companies
                                                    Member of CIEBA's Executive Committee             consisting of
                                                    since 1988 and its Chairman from 1991 to          55 portfolios
                                                    1992; Assistant Treasurer of International
                                                    Business Machines Corporation ("IBM") and
                                                    Chief Investment Officer of IBM Retirement
                                                    Funds from 1986 to 1993; Member of the
                                                    Investment Advisory Committee of the State of
                                                    New York Common Retirement Fund since
                                                    1989; Member of the Investment Advisory
                                                    Committee of the Howard Hughes Medical
                                                    Institute from 1997 to 2000; Director, Duke
                                                    University Management Company from 1992
                                                    to 2004, Vice Chairman thereof from 1998 to
                                                    2004, and Director Emeritus thereof since
                                                    2004; Director, LaSalle Street Fund from 1995
                                                    to 2001; Director, Kimco Realty Corporation
                                                    since 1997; Member of the Investment
                                                    Advisory Committee of the Virginia
                                                    Retirement System since 1998 and Vice
                                                    Chairman thereof since 2002 ; Director,
                                                    Montpelier Foundation since 1998 and its
                                                    Vice Chairman since 2000; Member of the
                                                    Investment Committee of the Woodberry
                                                    Forest School since 2000; Member of the
                                                    Investment Committee of the National Trust
                                                    for Historic Preservation since 2000.

Herbert I. London    Director      Director since   John M. Olin Professor of Humanities, New         38 registered    None
(66)                               1988             York University since 1993 and Professor          investment
                                                    thereof since 1980; President, Hudson Institute   companies
                                                    since 1997 and Trustee thereof since 1980;        consisting of
                                                    Dean, Gallatin Division of New York               55 portfolios
                                                    University from 1976 to 1993; Distinguished
                                                    Fellow, Herman Kahn Chair, Hudson Institute
                                                    from 1984 to 1985; Director, Damon Corp.
                                                    from 1991 to 1995; Overseer, Center for
                                                    Naval Analyses from 1983 to 1993.

                                       I-5

                                                                                                     NUMBER OF
                                    TERM OF                                                          MLIM/FAM-
                      POSITION(S)   OFFICE## AND                                                     ADVISED FUNDS
NAME, ADDRESS#        HELD WITH     LENGTH OF TIME       PRINCIPAL OCCUPATION(S) DURING PAST FIVE    AND PORTFOLIOS   PUBLIC
AND AGE OF DIRECTOR   THE FUND      SERVED                                YEARS                      OVERSEEN         DIRECTORSHIPS
--------------------- ------------- ---------------- ----------------------------------------------- ---------------- --------------

Roberta Cooper        Director      Director since   Shareholder, Modrall, Sperling, Roehl, Harris   38 registered    None
Ramo (62)                           2000             & Sisk, P.A. since 1993; President, American    investment
                                                     Bar Association from 1995 to 1996 and           companies
                                                     Member of the Board of Governors thereof        consisting of
                                                     from 1994 to 1997; Shareholder, Poole, Kelly    55 portfolios
                                                     and Ramo, Attorneys at Law P.C. from 1977
                                                     to 1993; Director of ECMC Group (service
                                                     provider to students, schools and lenders)
                                                     since 2001; Director, United New Mexico
                                                     Bank (now Wells Fargo) from 1983 to 1988;
                                                     Director, First National Bank of New Mexico
                                                     (now Wells Fargo) from 1975 to 1976; Vice
                                                     President, American Law Institute since 2004.

Robert S. Salomon,    Director      Director since   Principal of STI Management (investment         38 registered    None
Jr. (68)                            2002             adviser) since 1994; Chairman and CEO of        investment
                                                     Salomon Brothers Asset Management Inc.          companies
                                                     from 1992 to 1995; Chairman of Salomon          consisting of
                                                     Brothers Equity Mutual Funds from 1992 to       55 portfolios
                                                     1995; regular columnist with Forbes Magazine
                                                     from 1992 to 2002; Director of Stock
                                                     Research and U.S. Equity Strategist at
                                                     Salomon Brothers Inc. from 1975 to 1991;
                                                     Trustee, Commonfund from 1980 to 2001.

Stephen B.            Director      Director since   Chairman of Fernwood Advisors, Inc.             39 registered    None
Swensrud (71)                       2002             (investment adviser) since 1996; Principal,     investment
                                                     Fernwood Associates (financial consultants)     companies
                                                     since 1975; Chairman of R.P.P. Corporation      consisting of
                                                     (manufacturing company) since 1978;             56 portfolios
                                                     Director of International Mobile
                                                     Communications, Inc. (telecommunications)
                                                     since 1998.

------------

 # The address of each non-interested Director is P.O. Box 9095, Princeton, New
   Jersey 08543-9095.

## Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund's by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

 * Co-Chairman of the Board of Directors and Co-Chairman of the Audit
   Committee.

Certain biographical and other information relating to the Director who is an officer and "interested person" of the Fund as defined in the Investment
Company Act and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of MLIM/FAM-advised funds overseen and other public directorships:

                                                                                                     NUMBER OF
                                   TERM OF                                                           MLIM/FAM-
                     POSITION(S)   OFFICE##                                                          ADVISED
                     HELD WITH     AND                                                               FUNDS AND
NAME, ADDRESS#       THE           LENGTH OF TIME               PRINCIPAL OCCUPATION(S)              PORTFOLIOS       PUBLIC
AND AGE              FUND          SERVED                        DURING PAST FIVE YEARS              OVERSEEN         DIRECTORSHIPS
-------------------- ------------- --------------- ------------------------------------------------- ---------------- --------------

Robert C. Doll, Jr.* President     Director** and  President of the MLIM/FAM-advised funds           124 registered   None
 (50)                and           President since since 2005; President of MLIM and FAM             investment
                     Director      2005            since 2001; Co-Head (Americas Region)             companies
                                                   thereof from 2000 to 2001 and Senior Vice         consisting of
                                                   President from 1999 to 2001; President and        163 portfolios
                                                   Director of Princeton Services, Inc. ("Princeton
                                                   Services") since 2001; President of Princeton
                                                   Administrators, L.P. ("Princeton
                                                   Administrators") since 2001; Chief Investment
                                                   Officer of OppenheimerFunds, Inc. in 1999
                                                   and Executive Vice President thereof from
                                                   1991 to 1999.

                                       I-6

                                                                                                       NUMBER OF
                                     TERM OF                                                           MLIM/FAM-
                      POSITION(S)    OFFICE##                                                          ADVISED
                      HELD WITH      AND                                                               FUNDS AND
NAME, ADDRESS#        THE            LENGTH OF TIME                PRINCIPAL OCCUPATION(S)             PORTFOLIOS      PUBLIC
AND AGE               FUND           SERVED                         DURING PAST FIVE YEARS             OVERSEEN        DIRECTORSHIPS
--------------------- -------------- ----------------- ----------------------------------------------- --------------- -------------

Donald C. Burke       Vice           Vice President    First Vice President of MLIM and FAM since      126 registered  None
(44)                  President      since 1993 and    1997 and Treasurer thereof since 1999; Senior   investment
                      and            Treasurer since   Vice President and Treasurer of Princeton       companies
                      Treasurer      1999              Services since 1999 and Director since 2004;    consisting of
                                                       Vice President of FAM Distributors, Inc.        165 portfolios
                                                       ("FAMD") since 1999; Vice President of
                                                       MLIM and FAM from 1990 to 1997; Director
                                                       of Taxation of MLIM from 1990 to 2001;
                                                       Vice President, Treasurer and Secretary of the
                                                       IQ Funds since 2004.

Romualdo Roldan       Vice           Vice President    Vice President of MLIM since 1998; Portfolio    2 registered    None
(58)                  President      since 1999        Manager of MLIM since 1999; Senior Vice         investment
                      and                              President of Santander Investments from 1995    companies
                      Co-Portfolio                     to 1998                                         consisting of 5
                      Manager                                                                          portfolios

B. Daniel Evans       Vice           Vice President    Managing Director of MLIM since 2004;           9 registered    None
(60)                  President      since 2002        Director (Global Fixed Income) of MLIM          investment
                      and                              from 2000 to 2004; Vice President of MLIM       companies
                      Co-Portfolio                     from 1995 to 2000.                              consisting of 8
                      Manager                                                                          portfolios

Jeffrey Hiller (53)   Chief          Chief             Chief Compliance Officer of the                 127 registered  None
                      Compliance     Compliance        MLIM/FAM-advised funds and First Vice           investment
                      Officer        Officer since     President and Chief Compliance Officer of       companies
                                     2004              MLIM (Americas Region) since 2004; Chief        consisting of
                                                       Compliance Officer of the IQ Funds since        166 portfolios
                                                       2004; Global Director of Compliance at
                                                       Morgan Stanley Investment Management from
                                                       2002 to 2004; Managing Director and Global
                                                       Director of Compliance at Citigroup Asset
                                                       Management from 2000 to 2002; Chief
                                                       Compliance Officer at Soros Fund
                                                       Management in 2000; Chief Compliance
                                                       Officer at Prudential Financial from 1995 to
                                                       2000; Senior Counsel in the Commission's
                                                       Division of Enforcement in Washington, D.C.
                                                       from 1990 to 1995.

Alice A. Pellegrino   Secretary      Secretary since   Director (Legal Advisory) of MLIM since         124 registered  None
(45)                                 2004              2002; Vice President of MLIM from 1999 to       investment
                                                       2002; Attorney associated with MLIM since       companies
                                                       1997; Secretary of MLIM, FAM, FAMD and          consisting of
                                                       Princeton Services since 2004.                  163 portfolios

------------

 #    The address of each director and officer listed above is P.O. Box 9011,
      Princeton, New Jersey 08543-9011.

##    Each officer is elected by and serves at the pleasure of the Board of
      Directors of the Fund.

 *    Mr. Doll is an "interested person," as defined in the Investment Company
      Act, of the Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

**    As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.

  SHARE OWNERSHIP

Information relating to each Director's share ownership in the Fund and in all
MLIM/FAM-advised funds that are overseen by the respective Director
("Supervised Funds") as of December 31, 2004 is set forth in the chart below.

                                      I-7

                                                                    AGGREGATE DOLLAR RANGE
                                    AGGREGATE DOLLAR RANGE          OF EQUITY SECURITIES IN
            NAME               OF EQUITY SECURITIES IN THE FUND        SUPERVISED FUNDS
---------------------------   ----------------------------------   ------------------------

Interested Director:
  Robert C. Doll, Jr.                       None                        Over $100,000

Non-Interested Directors:
  James H. Bodurtha                    $10,001-$50,000                  Over $100,000
  Joe Grills                                None                        Over $100,000
  Herbert I. London                    $10,001-$50,000                  Over $100,000
  Roberta Cooper Ramo                  $10,001-$50,000                  Over $100,000
  Robert S. Salomon, Jr.                    None                        Over $100,000
  Stephen B. Swensrud                       None                      $10,001-$50,000

Directors of the Fund may purchase Class I shares of the Fund at net asset value.

As of April 4, 2005, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December
31, 2004, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch
& Co., Inc. ("ML & Co.").

  COMPENSATION OF DIRECTORS

Each non-interested Director receives an annual retainer of $125,000 for his or her services to the MLIM/FAM-advised funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee for each in-person Board meeting attended and each in-person
Audit Committee meeting attended. The annual per-meeting fees paid to each non-interested Director aggregate $100,000, for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. Each
Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each
MLIM/FAM-advised fund for which such Co-Chairman provides services, based on the relative net assets of each such fund.

The following table sets forth the compensation earned by the non-interested
Directors for the fiscal year ended December 31, 2004 and the aggregate compensation paid to them by all MLIM/FAM-advised funds for the calendar ended
December 31, 2004.

                                                                              AGGREGATE COMPENSATION
                                                   PENSION OR RETIREMENT        FROM THE FUND AND
                                                          BENEFITS                    OTHER
                            COMPENSATION FROM     ACCRUED AS PART OF FUND        MLIM/FAM-ADVISED
          NAME                   THE FUND                 EXPENSES                   FUNDS #
------------------------   -------------------   -------------------------   -----------------------

James H. Bodurtha##        $2,432                           None             $250,000
Joe Grills##               $2,432                           None             $250,000
Herbert I. London          $2,327                           None             $225,000
Andre F. Perold*           $1,742                           None             $168,750
Roberta Cooper Ramo        $2,327                           None             $225,000
Robert S. Salomon, Jr.     $2,327                           None             $225,000
Stephen B. Swensrud        $2,327                           None             $231,000

------------

 #   For the number of MLIM/FAM-advised funds from which each Director receives compensation, see chart beginning on p. I-5.

##   Co-Chairman of the Board of Directors and Co-Chairman of the Audit
     Committee.
 *
     Mr. Perold resigned as a Director effective October 1, 2004.

IV.    MANAGEMENT AND ADVISORY ARRANGEMENTS

The Fund has entered into an investment advisory agreement with the Investment
Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment
Adviser receives for its services to the Fund

                                      I-8

monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund. The table below sets forth information about the total investment adivsory fees paid by the Fund to the Investment Adviser for the periods indicated.

 FISCAL YEAR ENDED December 31,     ADVISORY FEE
--------------------------------   -------------
              2004                 $927,136
              2003                 $838,854
              2002                 $692,065

The Investment Adviser has also entered into a sub-advisory agreement (the
"Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited
("MLAM U.K.") pursuant to which the Investment Adviser may pay MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund. The Investment Adviser paid no fees to MLAM U.K. for the fiscal years ended December 31, 2004, 2003 and 2002.

The Board of Directors of the Fund and the Board's Audit Committee meet in person at least quarterly for two days. In addition, the Board and the Audit
Committee meet frequently by telephone between Board meetings. During these meetings the Board and its Audit Committee, which includes all members of the
Board who are not interested persons of the Fund, review and evaluate extensive information regarding the nature, scope and quality of the services provided to the Funds by the personnel of the Investment Adviser, MLAM U.K. -- where applicable -- and their affiliates, and the quality of the personnel providing the services. These services include administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Board also considers the direct and indirect benefits to the Investment Adviser and MLAM U.K. from their relationship with the Fund. Based on their experience as Directors of the Fund and as directors of other MLIM/FAM-advised funds, the Board has concluded that the Fund benefits, and should continue to benefit, from those services. At each meeting at which an agreement is considered for renewal, the non-interested Directors review fund-specific data, including information supplied by the Investment
Adviser and its affiliates concerning the comparability of fees and total expenses and the performance of the Fund, and the profitability of the Fund to the Investment Adviser.

In addition to information supplied to the Board by the Investment Adviser and its affiliates, the Board considers extensive data compiled by Lipper Inc. that compares the Fund to other funds with comparable assets under management that are not advised by the Investment Adviser, FAM or their affiliates and that invest primarily in debt securities of issuers in at least three countries, one of which may be the United States. This information includes comparative data on performance, the Fund's fee rate for advisory and administrative services and ratios for management expenses, investment-related expenses, analyses of portfolio turnover and total expenses. The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- and reviews historical Fund performance compared to the other funds in its category. The
Board also compared the Fund's total expenses to those of other, similarly managed funds. The Board noted the following: (i) the Fund had a contractual management fee rate and an actual management fee rate at a common asset level that was lower than the median fee rate of the funds in its group and (ii) the
Fund had total expenses that were higher than the median of the funds in its group. The Board also noted that the Fund had historical performance -- both including and excluding the Fund's expenses -- that was in the top 25% and better than the median in its performance group for all periods measured.

The Board also requested, received and considered profitability information related to the management revenues from the Funds. The Board also received and evaluated information concerning any "soft dollar" benefits to the Investment
Adviser and its affiliates from the trading of Fund portfolio securities.

                                      I-9

Based upon all the information reviewed and their discussion, the Board determined that the Fund's fees and expenses were reasonable in relation to the services provided by the Investment Adviser and, where applicable, MLAM U.K. to that Fund as well as the costs incurred and benefits to be gained by the
Investment Adviser, MLAM U.K. and their affiliates in providing such services.

In reviewing the Investment Advisory Agreement of the Fund, the Board attaches substantial importance to the experience, resources and strengths of the
Investment Adviser and its affiliates in managing investment companies that invest in lower rated fixed income securities -- including other
MLIM/FAM-advised funds that have investment objectives and strategies similar to the Fund. The Board considered the experience of the Fund's portfolio management team. The Board noted that the Investment Adviser has over twenty-five years experience investing in fixed income, including lower rate fixed income, securities, and that the Fund's co-portfolio managers have extensive experience investing in the types of securities in which the Fund invests. The Board noted
that the Investment Adviser has a high level of expertise in managing the types of investments used by the Fund and concluded that the Fund benefits, and should continue to benefit, from that expertise. The Board based its conclusions on the
Board members' experience as directors of other open-end investment companies managed by the Investment Adviser that invest in the types of securities used by the Fund and on their experience with other services, such as security analysis and risk management, performed by the Investment Adviser.

The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the
Fund's assets. The Board determined that the Fund's advisory fee structure was reasonable and that no change was currently necessary. The non-interested
Directors were represented by independent counsel who assisted them in their deliberations.

INFORMATION REGARDING THE PORTFOLIO MANAGERS

Romualdo Roldan and B. Daniel Evans are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table sets forth information about funds and accounts other than the Fund for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund's fiscal year ended December
31, 2004.

                          REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                COMPANIES                        VEHICLES                    OTHER ACCOUNTS
                     -------------------------------   ----------------------------   ----------------------------
                      NUMBER OF                         NUMBER OF                      NUMBER OF
 PORTFOLIO MANAGER     ACCOUNTS       TOTAL ASSETS       ACCOUNTS     TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
------------------   -----------   -----------------   -----------   --------------   ----------   ---------------

Romualdo Roldan           1         $  266,344,979          6         $383,433,911        1         $119,155,148
B. Daniel Evans           2         $2,356,377,170          0         $          0        0         $          0

PORTFOLIO MANAGER COMPENSATION OVERVIEW

The portfolio manager compensation program of Merrill Lynch Investment Managers and its affiliates (collectively, herein "MLIM") is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM

The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior

                                      I-10

investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

BASE SALARY

Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

PERFORMANCE-BASED COMPENSATION

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM's formulaic portfolio manager compensation program includes: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and
5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual,
Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

CASH BONUS

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

STOCK BONUS

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of Merrill Lynch & Co., Inc. (the
"Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the
Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

OTHER COMPENSATION PROGRAMS

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

                                      I-11

OTHER BENEFITS

Portfolio managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement,
401(k), health, and other employee benefit plans.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security.
The investment results for the Fund may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ.
In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Fund.

To the extent that the Fund's portfolio managers have responsibilities for managing accounts in addition to the Fund, the portfolio managers will need to divide their time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i)
MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

FUND OWNERSHIP

The following table sets forth the dollar range of equity securities of the
Fund beneficially owned by the portfolio managers as of the fiscal year ended
December 31, 2004.

 PORTFOLIO MANAGER       DOLLAR RANGE
-------------------   ------------------

Romualdo Roldan             None
B. Daniel Evans        $10,001-$50,000

  TRANSFER AGENCY SERVICES

The following table sets forth the fees paid to the transfer agent by the Fund for the periods indicated:

 FISCAL YEAR ENDED DECEMBER 31,     TRANSFER AGENT FEES
--------------------------------   --------------------

              2004                 $290,878
              2003                 $324,187
              2002                 $328,749

                                      I-12

  ACCOUNTING SERVICES

The table below shows the amount paid by the Fund to State Street Bank and
Trust Company ("State Street") and to the Investment Adviser for accounting services for the periods indicated:

 FISCAL YEAR ENDED        PAID TO          PAID TO THE
    DECEMBER 31,       STATE STREET     INVESTMENT ADVISER
-------------------   --------------   -------------------

        2004             $100,403             $3,178
        2003             $ 95,609             $3,031
        2002             $ 89,718             $7,966

V.     INFORMATION ON SALES CHARGES AND DISTRIBUTION RELATED EXPENSES

Set forth below is information on sales charges (including any contingent deferred sales charges ("CDSCs")) received by the Fund, including the amounts paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")
for each of the Fund's last three fiscal years.

  CLASS A AND CLASS I SALES CHARGE INFORMATION

                                                                      CLASS A SHARES
                                           ---------------------------------------------------------------------
                                                                                                  CDSCS RECEIVED
                                                                                                  ON REDEMPTION
                                            GROSS SALES     SALES CHARGES      SALES CHARGES            OF
                                              CHARGES        RETAINED BY      PAID TO MERRILL      LOAD-WAIVED
 FOR THE FISCAL YEAR ENDED DECEMBER 31,      COLLECTED       DISTRIBUTOR           LYNCH              SHARES
----------------------------------------   -------------   ---------------   -----------------   ---------------

                  2004                         $107,950        $11,168           $96,782             $4,990
                  2003                         $ 48,007        $ 7,324           $40,683             $  230
                  2002                         $  2,862        $   245           $ 2,617             $    0

                                                                      CLASS I SHARES
                                           ---------------------------------------------------------------------
                                                                                                  CDSCS RECEIVED
                                                                                                  ON REDEMPTION
                                            GROSS SALES     SALES CHARGES      SALES CHARGES            OF
                                              CHARGES        RETAINED BY      PAID TO MERRILL      LOAD-WAIVED
 FOR THE FISCAL YEAR ENDED DECEMBER 31,      COLLECTED       DISTRIBUTOR           LYNCH              SHARES
----------------------------------------   -------------   ---------------   -----------------   ---------------

                  2004                          $1,294          $310              $  984              $0
                  2003                          $2,312          $458              $1,854              $0
                  2002                          $3,486          $254              $3,232              $0

  CLASS B AND C SALES CHARGES INFORMATION

                                                     CLASS B# SHARES
                                           ------------------------------------
                                            CDSCS RECEIVED        CDSCS PAID
 FOR THE FISCAL YEAR ENDED DECEMBER 31,     BY DISTRIBUTOR     TO MERRILL LYNCH
----------------------------------------   ----------------   -----------------

                  2004                          $10,525            $10,525
                  2003                          $25,113            $25,113
                  2002                          $47,228            $47,228

                                                      CLASS C SHARES
                                           ------------------------------------
                                            CDSCS RECEIVED        CDSCS PAID
 FOR THE FISCAL YEAR ENDED DECEMBER 31,     BY DISTRIBUTOR     TO MERRILL LYNCH
----------------------------------------   ----------------   -----------------

                  2004                          $3,358             $3,358
                  2003                          $1,045             $1,045
                  2002                          $  479             $  479

------------

 # Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                                      I-13

As of December 31, 2004, direct cash distribution revenues for the period since the commencement of operations of Class B shares exceeded direct cash distribution expenses by $52,603,323 (212.74% of Class B average daily net assets at that date). As of December 31, 2004, direct cash distribution revenues for the period since the commencement of operations of Class C shares exceeded direct cash distribution expenses by $406,729 (3.79% of Class C average daily net assets at that date).

For the fiscal year ended December 31, 2004, the Fund paid the Distributor
$181,538 pursuant to the Class A Distribution Plan (based on average daily net assets subject to such Class A Distribution Plan of approximately $72.4 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares. For the fiscal year ended December 31, 2004, the Fund paid the Distributor $187,971 pursuant to the
Class B Distribution Plan (based on average daily net assets subject to such
Class B Distribution Plan of approximately $25.0 million), all of which was paid to Merrill Lynch for providing account maintenance and
distribution-related activities and services in connection with Class B shares.
For the fiscal year ended December 31, 2004, the Fund paid the Distributor
$86,225 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $10.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with
Class C shares.

  LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

The following table sets forth comparative information as of December 31, 2004 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                          DATA CALCULATED AS OF DECEMBER 31, 2004
                                                      (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ANNUAL
                                                                                                               DISTRIBUTION
                                               ALLOWABLE   ALLOWABLE                  AMOUNTS                     FEE AT
                                   ELIGIBLE    AGGREGATE    INTEREST    MAXIMUM      PREVIOUSLY    AGGREGATE     CURRENT
                                    GROSS        SALES     ON UNPAID     AMOUNT       PAID TO        UNPAID     NET ASSET
                                    SALES#     CHARGES##    BALANCE*    PAYABLE    DISTRIBUTOR**    BALANCE       LEVEL+
                                ------------- ----------- ----------- ----------- --------------- ----------- -------------

CLASS B SHARES, FOR THE PERIOD
NOVEMBER 18, 1991
(COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 2004
Under NASD Rule as Adopted       $2,403,229    $134,219    $151,055    $285,274       $69,321      $215,953        $124
Under Distributor's Voluntary
Maximum                          $2,403,229    $134,219    $ 27,999    $162,218       $69,321      $ 92,897        $124
CLASS C SHARES, FOR THE PERIOD
OCTOBER 21, 1994
(COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 2004
Under NASD Rule as Adopted       $   47,562    $  2,768    $  1,537    $  4,305       $   491      $  3,814        $100

------------

 # Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

## Includes amounts attributable to exchanges from Summit Cash Reserves Fund
   ("Summit") that are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the "redeemed fund").
   Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption.
   This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.

 * Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.00% as permitted under the NASD
   Rule.

** Consists of CDSC payments, distribution fee payments and accruals. See
   "Key Facts -- Fees and Expenses" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class I shares in conjunction with the shareholder's participation in the Merrill Lynch
   Mutual Fund Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.

                                      I-14

 + Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

VI.    COMPUTATION OF OFFERING PRICE PER SHARE

An illustration of the computation of the offering price for Class A, Class B,
Class C and Class I shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on December 31, 2004 is set forth below.

                                              CLASS A            CLASS B            CLASS C            CLASS I
                                         ----------------   ----------------   ----------------   ----------------

Net Assets                                 $81,144,834        $25,225,631        $19,446,691        $49,416,307

Number of Shares Outstanding                12,191,531          3,790,403          2,923,975          7,420,194

Net Asset Value Per
Share (net assets divided
by number of shares outstanding)              $6.66               $6.66              $6.65             $6.66

Sales Charge (for Class A and Class I
Shares: 4.00% of offering price;
4.17% of net asset value per share)#           .28                 ##                 ##                .28

Offering Price                                $6.94               $6.66              $6.65             $6.94

------------

 # Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

## Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See Part II "Purchase of
   Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares"
   in this Statement of Additional Information.

VII.   PORTFOLIO TRANSACTIONS AND BROKERAGE

See Part II "Portfolio Transactions and Brokerage" in this Statement of
Additional Information for more information.

Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

                                    AGGREGATE BROKERAGE     COMMISSIONS PAID
 FISCAL YEAR ENDED DECEMBER 31,       COMMISSION PAID       TO MERRILL LYNCH
--------------------------------   ---------------------   -----------------

              2004                        $3,792                   $188
              2003                        $5,595                   $406
              2002                        $4,750                  $4,250

For the fiscal year ended December 31, 2004, the brokerage commission paid to
Merrill Lynch represented 4.96% of the aggregate brokerage commissions paid and involved 0.28% of the Fund's dollar amount of transactions involving payments of the brokerage commissions during the year.

The Fund's portfolio turnover rate for the fiscal years ended December 31, 2004 and 2003 was 90.60% and 172.53%, respectively. The higher portfolio turnover for
2003 was largely due to a change in investment strategy implemented that year.

For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund's lending agent received no securities lending agent fees from the Fund.

VIII.  FUND PERFORMANCE

Set forth in the tables below is information on average annual total return
(before and after taxes), for the Class A, Class B, Class C and Class I shares of the Fund for the periods indicated expressed as a percentage based on a hypothetical $1,000 investment.

                                      I-15

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                       (INCLUDING MAXIMUM APPLICALE SALES CHARGE)
                                       --------------------------------------------------------------------------
               PERIOD                   CLASS A SHARES#     CLASS B SHARES     CLASS C SHARES     CLASS I SHARES#
------------------------------------   -----------------   ----------------   ----------------   ----------------

One Year Ended December 31, 2004            12.36%              12.43%             15.22%             12.46%
Five Years Ended December 31, 2004           9.40%               9.44%              9.68%              9.68%
Ten Years Ended December 31, 2004            6.08%               5.97%              5.90%              6.35%

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                AFTER TAXES ON DIVIDENDS
                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
                                       --------------------------------------------------------------------------
               PERIOD                   CLASS A SHARES#     CLASS B SHARES     CLASS C SHARES     CLASS I SHARES#
------------------------------------   -----------------   ----------------   ----------------   ----------------

One Year Ended December 31, 2004            9.85%               10.04%             12.84%             9.85%
Five Years Ended December 31, 2004          5.89%                6.09%              6.39%             6.06%
Ten Years Ended December 31, 2004           2.98%                3.07%              3.02%             3.15%

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                        AFTER TAXES ON DIVIDENDS AND REDEMPTION
                                                      (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
                                       --------------------------------------------------------------------------
               PERIOD                   CLASS A SHARES#     CLASS B SHARES     CLASS C SHARES     CLASS I SHARES#
------------------------------------   -----------------   ----------------   ----------------   ----------------

One Year Ended December 31, 2004            7.85%               7.91%              9.72%              7.90%
Five Years Ended December 31, 2004          5.72%               5.87%              6.12%              5.88%
Ten Years Ended December 31, 2004           3.15%               3.19%              3.15%              3.31%

------------

 #   Prior to April 14, 2003, Class A shares were designated Class D and Class
     I shares were designated Class A.

IX.    ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Fund was incorporated under Maryland law on July 1, 1988 as a closed-end investment company. On October 25, 1991, the shareholders of the Fund voted to convert the Fund to an open-end investment company. The Fund was converted to an open-end investment company on November 15, 1991 and commenced operations as such on November 18, 1991. At the time of conversion of the Fund into an open-end investment company, the Fund had approximately 32,447,786 shares of
Common Stock outstanding, all of which were reclassified into shares of Class A
Common Stock upon such conversion. Effective April 14, 2003, Class A shares were redesignated Class I. At the date of this Statement of Additional
Information, the Fund has an authorized capital of 4,000,000,000 shares of
Common Stock, par value $0.10 per share, divided into four classes, designated
Class A, Class B, Class C and Class I Common Stock, each of which consists of
1,000,000,000 shares. Shares of Class A, Class B, Class C and Class I Common
Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class A, Class B, and Class C shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures (except that Class B shareholders may vote upon material changes to expenses charged under the Class
A distribution plan). The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the Fund's shares as of April 4, 2005:

                                      I-16

NAME                                                       ADDRESS                    PERCENTAGE AND CLASS
---------------------------------------   ----------------------------------------   ----------------------

Merrill Lynch Trust Co., FSB TTEE FBO     800 Scudders Mill Road, Plainsboro, NJ       7.18% of Class I
Merrill Lynch#                                             08536

------------

 #   Record holder on behalf of certain employee, personal trust or savings plan accounts for which it acts as a trustee.

X.     FINANCIAL STATEMENTS

The Fund's audited financial statements, including the report of the independent registered public accounting firm, are incorporated in the Fund's
Statement of Additional Information by reference to its 2004 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

                                      I-17

                                    PART II

Part II of this Statement of Additional Information contains information about the following funds: Core Bond Portfolio, High Income Portfolio and
Intermediate Term Portfolio of Merrill Lynch Bond Fund, Inc. ("Bond Fund");
Merrill Lynch California Insured Municipal Bond Fund of the Merrill Lynch
California Municipal Series Trust ("California Insured"); Merrill Lynch
Infaltion Protected Fund ("Inflation Protected"); Merrill Lynch Low Duration
Fund of Merrill Lynch Investment Managers Funds, Inc. ("Low Duration"); Insured
Portfolio, National Portfolio and Limited Maturity Portfolio of Merrill Lynch
Municipal Bond Fund, Inc. ("Municipal Bond"); Merrill Lynch Municipal
Intermediate Term Fund of Merrill Lynch Municipal Series Trust ("Municipal
Intermediate Term"); Merrill Lynch Florida Municipal Bond Fund ("Florida
Municipal Bond"), Merrill Lynch New Jersey Municipal Bond Fund ("New Jersey
Municipal Bond"), Merrill Lynch New York Municipal Bond Fund ("New York
Municipal Bond") and Merrill Lynch Pennsylvania Municipal Bond Fund
("Pennsylvania Municipal Bond") of Merrill Lynch Multi-State Municipal Series
Trust; Merrill Lynch Short Term U.S. Government Fund, Inc. ("Short Term U.S.
Government"); Merrill Lynch Real Investment Fund ("Real Investment"); Merrill
Lynch U.S. Government Mortgage Fund ("U.S. Government Mortgage"); Merrill Lynch
U.S. High Yield Fund, Inc. ("U.S. High Yield") and Merrill Lynch World Income
Fund, Inc. ("World Income").

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a "Fund" or collectively as the "Funds." California
Insured, Municipal Bond, Municipal Intermediate Term, Florida Municipal Bond,
New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond
and Municipal Investment Accumulation are collectively referred to herein as the "Municipal Funds."

Each Fund is organized either as a Maryland corporation or a Massachusettes business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referrred to herein as "shares" or "Common Stock," holders of shares or Common
Stock are referrred to as "shareholders," the trustees or directors of each
Fund are referred to as "Directors," Merrill Lynch Investment Managers, L.P.
("MLIM") or Fund Asset Management, L.P. ("FAM") as applicable, is the investment adviser or manager of each Fund and each is referred to as the
"Manager," and the investment advisory agreement or management agreement applicable to each Fund is referred to as the "Management Agreement." Each
Fund's Articles of Incorporation or Declaration of Trust is referred to as its
"charter." The Investment Company Act of 1940, as amended, is referred to herein as the "Investment Company Act" and the Securities and Exchange
Commission is referred to as the "Commission."

Certain Funds are "feeder" funds (each, a "Feeder Fund") that invest all or a portion of their assets in a corresponding "master" portfolio (each, a "Master
Portfolio") of a master trust (each, a "Master Trust"), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a "master/feeder" structure. A Feeder Fund's investment results will correspond directly to the investment results of the underlying
Master Portfolio in which it invests. For simplicity, this Statement of
Additional Information uses the term "Fund" to include both a Feeder Fund and its Master Portfolio.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies.
Please see each Fund's Prospectus and the "Investment Objectives and Policies"
section in Part I of each Fund's Statement of Additional Information for a complete description of each Fund's investment policies and risks. Information contained in this section about the risks and considerations associated with a
Fund's investments and/or investment strategies applies only to those Funds specifically

                                      II-1

identified as making each type of investment or using each investment strategy
(each, a "Covered Fund"). Information that does not apply to a Covered Fund does not form a part of that Covered Fund's Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund's Statement of Additional Information.

                                      II-2

                                                                       BOND FUND - CORE BOND PORTFOLIO

144 A Securities                                                                      X
Asset Backed Securities                                                               X
Borrowing and Leverage                                                                X
Convertible Securities                                                                X
Corporate Loans
Debt Securities                                                                       X
Derivatives                                                                           X
Hedging                                                                               X
Indexed and Inverse Floating Rule                                                     X
Swap Agreements                                                                       X
Interest Rate Swaps, Caps and Floors                                                  X
Credit Default Swap Agreements                                                        X
Credit Linked Securities                                                              X
Total Return Swap Agreements                                                          X
Hybrid Instruments
Options on Securities and Securities Indices                                          X
Call Options                                                                          X
Put Options                                                                           X
Options on Government National Mortgage Association ("GNMA")
 Certificates                                                                         X
Types of Options                                                                      X
Futures                                                                               X
Foreign Exchange Transactions                                                         X
Forward Foreign Exchange Transactions                                                 X
Currency Futures                                                                      X
Currency Options                                                                      X
Limitations on Currency Hedging                                                       X
Risk Factors in Hedging Foreign Currency Risks                                        X
Risk Factors in Derivatives                                                           X
Credit Risk                                                                           X
Currency Risk                                                                         X
Leverage Risk                                                                         X
Liquidity Risk                                                                        X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                   X
Distressed Securities
Dollar Rolls                                                                          X
Foreign Investment Risks                                                              X
Foreign Market Risk                                                                   X
Foreign Economy Risk                                                                  X
Currency Risk and Exchange Risk                                                       X
Government Supervision and Regulation / Accounting Standards                          X
Certain Risks of Holding Fund Assets Outside the United States                        X
Settlement Risk                                                                       X
Illiquid or Restricted Securities                                                     X
Inflation-indexed Bonds                                                               X
Investment in Emerging Markets                                                        X
Restriction on Certain Investments
Investment in Other Investment Companies                                              X
Junk Bonds                                                                            X
Mortgage-Related Securities                                                           X
Mortgage Backed Securities                                                            X
Mortgage Pass-Through Securities                                                      X
Collateralized Mortgage Obligations ("CMOs")                                          X
Adjustable Rate-Mortgage Securities                                                   X
CMO Residulas                                                                         X
Stripped Mortgage Backed Securities                                                   X
Tiered Index Bonds                                                                    X
Municipal Investments
Risk Factors and Special Considerations Relating to Municipal Bonds
Description of Municipal Bonds
General Obligation Bonds
Revenue Bonds
PABs
Moral Obligation Bonds
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Yields
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs
Transactions in Financial Futures Contracts
Call Rights
Municipal Interest Rate Swap Transactions
Real Estate Investment Trusts ("REITS")                                               X
Repurchase Agreements and Purchase and Sale Contracts                                 X
Reverse Repurchase Agreements                                                         X

                                                                       BOND FUND - HIGH INCOME PORTFOLIO

144 A Securities                                                                       X
Asset Backed Securities                                                                X
Borrowing and Leverage                                                                 X
Convertible Securities                                                                 X
Corporate Loans                                                                        X
Debt Securities                                                                        X
Derivatives                                                                            X
Hedging                                                                                X
Indexed and Inverse Floating Rule                                                      X
Swap Agreements                                                                        X
Interest Rate Swaps, Caps and Floors                                                   X
Credit Default Swap Agreements                                                         X
Credit Linked Securities                                                               X
Total Return Swap Agreements                                                           X
Hybrid Instruments
Options on Securities and Securities Indices                                           X
Call Options                                                                           X
Put Options                                                                            X
Options on Government National Mortgage Association ("GNMA")
 Certificates                                                                          X
Types of Options                                                                       X
Futures                                                                                X
Foreign Exchange Transactions                                                          X
Forward Foreign Exchange Transactions                                                  X
Currency Futures                                                                       X
Currency Options                                                                       X
Limitations on Currency Hedging                                                        X
Risk Factors in Hedging Foreign Currency Risks                                         X
Risk Factors in Derivatives                                                            X
Credit Risk                                                                            X
Currency Risk                                                                          X
Leverage Risk                                                                          X
Liquidity Risk                                                                         X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                    X
Distressed Securities                                                                  X
Dollar Rolls                                                                           X
Foreign Investment Risks                                                               X
Foreign Market Risk                                                                    X
Foreign Economy Risk                                                                   X
Currency Risk and Exchange Risk                                                        X
Government Supervision and Regulation / Accounting Standards                           X
Certain Risks of Holding Fund Assets Outside the United States                         X
Settlement Risk                                                                        X
Illiquid or Restricted Securities                                                      X
Inflation-indexed Bonds                                                                X
Investment in Emerging Markets                                                         X
Restriction on Certain Investments
Investment in Other Investment Companies                                               X
Junk Bonds                                                                             X
Mortgage-Related Securities                                                            X
Mortgage Backed Securities                                                             X
Mortgage Pass-Through Securities                                                       X
Collateralized Mortgage Obligations ("CMOs")                                           X
Adjustable Rate-Mortgage Securities                                                    X
CMO Residulas                                                                          X
Stripped Mortgage Backed Securities                                                    X
Tiered Index Bonds                                                                     X
Municipal Investments
Risk Factors and Special Considerations Relating to Municipal Bonds
Description of Municipal Bonds
General Obligation Bonds
Revenue Bonds
PABs
Moral Obligation Bonds
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Yields
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs
Transactions in Financial Futures Contracts
Call Rights
Municipal Interest Rate Swap Transactions
Real Estate Investment Trusts ("REITS")                                                X
Repurchase Agreements and Purchase and Sale Contracts                                  X
Reverse Repurchase Agreements                                                          X

                                                                       BOND FUND - INTERMEDIATE TERM PORTFOLIO

144 A Securities                                                                          X
Asset Backed Securities                                                                   X
Borrowing and Leverage                                                                    X
Convertible Securities                                                                    X
Corporate Loans
Debt Securities                                                                           X
Derivatives                                                                               X
Hedging                                                                                   X
Indexed and Inverse Floating Rule                                                         X
Swap Agreements                                                                           X
Interest Rate Swaps, Caps and Floors                                                      X
Credit Default Swap Agreements                                                            X
Credit Linked Securities                                                                  X
Total Return Swap Agreements                                                              X
Hybrid Instruments
Options on Securities and Securities Indices                                              X
Call Options                                                                              X
Put Options                                                                               X
Options on Government National Mortgage Association ("GNMA")
 Certificates                                                                             X
Types of Options                                                                          X
Futures                                                                                   X
Foreign Exchange Transactions                                                             X
Forward Foreign Exchange Transactions                                                     X
Currency Futures                                                                          X
Currency Options                                                                          X
Limitations on Currency Hedging                                                           X
Risk Factors in Hedging Foreign Currency Risks                                            X
Risk Factors in Derivatives                                                               X
Credit Risk                                                                               X
Currency Risk                                                                             X
Leverage Risk                                                                             X
Liquidity Risk                                                                            X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                       X
Distressed Securities
Dollar Rolls                                                                              X
Foreign Investment Risks                                                                  X
Foreign Market Risk                                                                       X
Foreign Economy Risk                                                                      X
Currency Risk and Exchange Risk                                                           X
Government Supervision and Regulation / Accounting Standards                              X
Certain Risks of Holding Fund Assets Outside the United States                            X
Settlement Risk                                                                           X
Illiquid or Restricted Securities                                                         X
Inflation-indexed Bonds                                                                   X
Investment in Emerging Markets                                                            X
Restriction on Certain Investments
Investment in Other Investment Companies                                                  X
Junk Bonds                                                                                X
Mortgage-Related Securities                                                               X
Mortgage Backed Securities                                                                X
Mortgage Pass-Through Securities                                                          X
Collateralized Mortgage Obligations ("CMOs")                                              X
Adjustable Rate-Mortgage Securities                                                       X
CMO Residulas                                                                             X
Stripped Mortgage Backed Securities                                                       X
Tiered Index Bonds                                                                        X
Municipal Investments
Risk Factors and Special Considerations Relating to Municipal Bonds
Description of Municipal Bonds
General Obligation Bonds
Revenue Bonds
PABs
Moral Obligation Bonds
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Yields
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs
Transactions in Financial Futures Contracts
Call Rights
Municipal Interest Rate Swap Transactions
Real Estate Investment Trusts ("REITS")                                                   X
Repurchase Agreements and Purchase and Sale Contracts                                     X
Reverse Repurchase Agreements                                                             X

                                                                        CALIFORNIA INSURED  INFLATION PROTECTED  LOW DURATION

144 A Securities                                                                                     X                X
Asset Backed Securities                                                                              X                X
Borrowing and Leverage                                                          X                    X                X
Convertible Securities                                                                               X                X
Corporate Loans                                                                                                       X
Debt Securities                                                                 X                    X                X
Derivatives                                                                     X                    X                X
Hedging                                                                         X                    X                X
Indexed and Inverse Floating Rule                                               X                    X                X
Swap Agreements                                                                 X                    X                X
Interest Rate Swaps, Caps and Floors                                                                 X                X
Credit Default Swap Agreements                                                  X                    X                X
Credit Linked Securities                                                        X                    X                X
Total Return Swap Agreements                                                    X                    X                X
Hybrid Instruments
Options on Securities and Securities Indices                                    X                    X                X
Call Options                                                                    X                    X                X
Put Options                                                                     X                    X                X
Options on Government National Mortgage Association ("GNMA")
 Certificates                                                                                        X                X
Types of Options                                                                X                    X                X
Futures                                                                         X                    X                X
Foreign Exchange Transactions                                                                                         X
Forward Foreign Exchange Transactions                                                                                 X
Currency Futures                                                                                                      X
Currency Options                                                                                                      X
Limitations on Currency Hedging                                                                                       X
Risk Factors in Hedging Foreign Currency Risks                                                                        X
Risk Factors in Derivatives                                                     X                    X                X
Credit Risk                                                                     X                    X                X
Currency Risk                                                                                                         X
Leverage Risk                                                                   X                    X                X
Liquidity Risk                                                                  X                    X                X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                             X                    X                X
Distressed Securities
Dollar Rolls                                                                                         X                X
Foreign Investment Risks                                                                             X                X
Foreign Market Risk                                                                                  X                X
Foreign Economy Risk                                                                                 X                X
Currency Risk and Exchange Risk                                                                      X                X
Government Supervision and Regulation / Accounting Standards                                         X                X
Certain Risks of Holding Fund Assets Outside the United States                                       X                X
Settlement Risk                                                                                      X                X
Illiquid or Restricted Securities                                               X                    X                X
Inflation-indexed Bonds                                                                              X
Investment in Emerging Markets                                                                       X                X
Restriction on Certain Investments
Investment in Other Investment Companies                                        X                    X                X
Junk Bonds                                                                      X                    X                X
Mortgage-Related Securities                                                                          X                X
Mortgage Backed Securities                                                                           X                X
Mortgage Pass-Through Securities                                                                     X                X
Collateralized Mortgage Obligations ("CMOs")                                                         X                X
Adjustable Rate-Mortgage Securities                                                                  X                X
CMO Residulas                                                                                        X                X
Stripped Mortgage Backed Securities                                                                  X                X
Tiered Index Bonds                                                                                   X                X
Municipal Investments                                                           X                    X                X
Risk Factors and Special Considerations Relating to Municipal Bonds             X                    X                X
Description of Municipal Bonds                                                  X                    X                X
General Obligation Bonds                                                        X                    X                X
Revenue Bonds                                                                   X                    X                X
PABs                                                                            X                    X                X
Moral Obligation Bonds                                                          X                    X                X
Municipal Notes                                                                 X                    X                X
Municipal Commercial Paper                                                      X                    X                X
Municipal Lease Obligations                                                     X                    X                X
Yields                                                                          X                    X                X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                          X                    X                X
Transactions in Financial Futures Contracts                                     X                    X                X
Call Rights                                                                     X                    X                X
Municipal Interest Rate Swap Transactions                                       X                    X                X
Real Estate Investment Trusts ("REITS")                                                              X                X
Repurchase Agreements and Purchase and Sale Contracts                           X                    X                X
Reverse Repurchase Agreements                                                   X                    X                X

                                                                       MUNICIPAL BOND - INSURED PORTFOLIO

144 A Securities
Asset Backed Securities
Borrowing and Leverage                                                                 X
Convertible Securities
Corporate Loans                                                                        X
Debt Securities                                                                        X
Derivatives                                                                            X
Hedging                                                                                X
Indexed and Inverse Floating Rule                                                      X
Swap Agreements                                                                        X
Interest Rate Swaps, Caps and Floors
Credit Default Swap Agreements                                                         X
Credit Linked Securities                                                               X
Total Return Swap Agreements                                                           X
Hybrid Instruments
Options on Securities and Securities Indices                                           X
Call Options                                                                           X
Put Options                                                                            X
Options on Government National Mortgage Association ("GNMA")
 Certificates
Types of Options                                                                       X
Futures                                                                                X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives                                                            X
Credit Risk                                                                            X
Currency Risk
Leverage Risk                                                                          X
Liquidity Risk                                                                         X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                    X
Distressed Securities
Dollar Rolls
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Government Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities                                                      X
Inflation-indexed Bonds
Investment in Emerging Markets
Restriction on Certain Investments
Investment in Other Investment Companies                                               X
Junk Bonds
Mortgage-Related Securities
Mortgage Backed Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations ("CMOs")
Adjustable Rate-Mortgage Securities
CMO Residulas
Stripped Mortgage Backed Securities
Tiered Index Bonds
Municipal Investments                                                                  X
Risk Factors and Special Considerations Relating to Municipal Bonds                    X
Description of Municipal Bonds                                                         X
General Obligation Bonds                                                               X
Revenue Bonds                                                                          X
PABs                                                                                   X
Moral Obligation Bonds                                                                 X
Municipal Notes                                                                        X
Municipal Commercial Paper                                                             X
Municipal Lease Obligations                                                            X
Yields                                                                                 X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                                 X
Transactions in Financial Futures Contracts                                            X
Call Rights                                                                            X
Municipal Interest Rate Swap Transactions                                              X
Real Estate Investment Trusts ("REITS")
Repurchase Agreements and Purchase and Sale Contracts                                  X
Reverse Repurchase Agreements                                                          X

                                                                       MUNICIPAL BOND LIMITED MATURITY PORTFOLIO

144 A Securities
Asset Backed Securities
Borrowing and Leverage                                                                     X
Convertible Securities
Corporate Loans                                                                            X
Debt Securities                                                                            X
Derivatives                                                                                X
Hedging                                                                                    X
Indexed and Inverse Floating Rule                                                          X
Swap Agreements                                                                            X
Interest Rate Swaps, Caps and Floors
Credit Default Swap Agreements                                                             X
Credit Linked Securities                                                                   X
Total Return Swap Agreements                                                               X
Hybrid Instruments
Options on Securities and Securities Indices                                               X
Call Options                                                                               X
Put Options                                                                                X
Options on Government National Mortgage Association ("GNMA")
 Certificates
Types of Options                                                                           X
Futures                                                                                    X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives                                                                X
Credit Risk                                                                                X
Currency Risk
Leverage Risk                                                                              X
Liquidity Risk                                                                             X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                        X
Distressed Securities
Dollar Rolls
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Government Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities                                                          X
Inflation-indexed Bonds
Investment in Emerging Markets
Restriction on Certain Investments
Investment in Other Investment Companies                                                   X
Junk Bonds
Mortgage-Related Securities
Mortgage Backed Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations ("CMOs")
Adjustable Rate-Mortgage Securities
CMO Residulas
Stripped Mortgage Backed Securities
Tiered Index Bonds
Municipal Investments                                                                      X
Risk Factors and Special Considerations Relating to Municipal Bonds                        X
Description of Municipal Bonds                                                             X
General Obligation Bonds                                                                   X
Revenue Bonds                                                                              X
PABs                                                                                       X
Moral Obligation Bonds                                                                     X
Municipal Notes                                                                            X
Municipal Commercial Paper                                                                 X
Municipal Lease Obligations                                                                X
Yields                                                                                     X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                                     X
Transactions in Financial Futures Contracts                                                X
Call Rights                                                                                X
Municipal Interest Rate Swap Transactions                                                  X
Real Estate Investment Trusts ("REITS")
Repurchase Agreements and Purchase and Sale Contracts                                      X
Reverse Repurchase Agreements                                                              X

                                                                       MUNICIPAL BOND - NATIONAL PORTFOLIO

144 A Securities
Asset Backed Securities
Borrowing and Leverage                                                                  X
Convertible Securities
Corporate Loans                                                                         X
Debt Securities                                                                         X
Derivatives                                                                             X
Hedging                                                                                 X
Indexed and Inverse Floating Rule                                                       X
Swap Agreements                                                                         X
Interest Rate Swaps, Caps and Floors
Credit Default Swap Agreements                                                          X
Credit Linked Securities                                                                X
Total Return Swap Agreements                                                            X
Hybrid Instruments
Options on Securities and Securities Indices                                            X
Call Options                                                                            X
Put Options                                                                             X
Options on Government National Mortgage Association ("GNMA")
 Certificates
Types of Options                                                                        X
Futures                                                                                 X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives                                                             X
Credit Risk                                                                             X
Currency Risk
Leverage Risk                                                                           X
Liquidity Risk                                                                          X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                     X
Distressed Securities
Dollar Rolls
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Government Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities                                                       X
Inflation-indexed Bonds
Investment in Emerging Markets
Restriction on Certain Investments
Investment in Other Investment Companies                                                X
Junk Bonds                                                                              X
Mortgage-Related Securities
Mortgage Backed Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations ("CMOs")
Adjustable Rate-Mortgage Securities
CMO Residulas
Stripped Mortgage Backed Securities
Tiered Index Bonds
Municipal Investments                                                                   X
Risk Factors and Special Considerations Relating to Municipal Bonds                     X
Description of Municipal Bonds                                                          X
General Obligation Bonds                                                                X
Revenue Bonds                                                                           X
PABs                                                                                    X
Moral Obligation Bonds                                                                  X
Municipal Notes                                                                         X
Municipal Commercial Paper                                                              X
Municipal Lease Obligations                                                             X
Yields                                                                                  X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                                  X
Transactions in Financial Futures Contracts                                             X
Call Rights                                                                             X
Municipal Interest Rate Swap Transactions                                               X
Real Estate Investment Trusts ("REITS")
Repurchase Agreements and Purchase and Sale Contracts                                   X
Reverse Repurchase Agreements                                                           X

                                                                       MUNICIPAL INTERMEDIATE TERM  FLORIDA MUNICIPAL BOND

144 A Securities
Asset Backed Securities
Borrowing and Leverage                                                              X                         X
Convertible Securities
Corporate Loans
Debt Securities                                                                     X                         X
Derivatives                                                                         X                         X
Hedging                                                                             X                         X
Indexed and Inverse Floating Rule                                                   X                         X
Swap Agreements                                                                     X                         X
Interest Rate Swaps, Caps and Floors
Credit Default Swap Agreements                                                      X                         X
Credit Linked Securities                                                            X                         X
Total Return Swap Agreements                                                        X                         X
Hybrid Instruments
Options on Securities and Securities Indices                                        X                         X
Call Options                                                                        X                         X
Put Options                                                                         X                         X
Options on Government National Mortgage Association ("GNMA")
 Certificates
Types of Options                                                                    X                         X
Futures                                                                             X                         X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives                                                         X                         X
Credit Risk                                                                         X                         X
Currency Risk
Leverage Risk                                                                       X                         X
Liquidity Risk                                                                      X                         X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                 X                         X
Distressed Securities
Dollar Rolls
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Government Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities                                                   X                         X
Inflation-indexed Bonds
Investment in Emerging Markets
Restriction on Certain Investments
Investment in Other Investment Companies                                            X                         X
Junk Bonds                                                                          X                         X
Mortgage-Related Securities
Mortgage Backed Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations ("CMOs")
Adjustable Rate-Mortgage Securities
CMO Residulas
Stripped Mortgage Backed Securities
Tiered Index Bonds
Municipal Investments                                                               X                         X
Risk Factors and Special Considerations Relating to Municipal Bonds                 X                         X
Description of Municipal Bonds                                                      X                         X
General Obligation Bonds                                                            X                         X
Revenue Bonds                                                                       X                         X
PABs                                                                                X                         X
Moral Obligation Bonds                                                              X                         X
Municipal Notes                                                                     X                         X
Municipal Commercial Paper                                                          X                         X
Municipal Lease Obligations                                                         X                         X
Yields                                                                              X                         X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                              X                         X
Transactions in Financial Futures Contracts                                         X                         X
Call Rights                                                                         X                         X
Municipal Interest Rate Swap Transactions                                           X                         X
Real Estate Investment Trusts ("REITS")
Repurchase Agreements and Purchase and Sale Contracts                               X                         X
Reverse Repurchase Agreements                                                       X                         X

                                                                       NEW JERSEY MUNICIPAL BOND  NEW YORK MUNICIPAL BOND

144 A Securities
Asset Backed Securities
Borrowing and Leverage                                                             X                         X
Convertible Securities
Corporate Loans
Debt Securities                                                                    X                         X
Derivatives                                                                        X                         X
Hedging                                                                            X                         X
Indexed and Inverse Floating Rule                                                  X                         X
Swap Agreements                                                                    X                         X
Interest Rate Swaps, Caps and Floors
Credit Default Swap Agreements                                                     X                         X
Credit Linked Securities                                                           X                         X
Total Return Swap Agreements                                                       X                         X
Hybrid Instruments
Options on Securities and Securities Indices                                       X                         X
Call Options                                                                       X                         X
Put Options                                                                        X                         X
Options on Government National Mortgage Association ("GNMA")
 Certificates
Types of Options                                                                   X                         X
Futures                                                                            X                         X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives                                                        X                         X
Credit Risk                                                                        X                         X
Currency Risk
Leverage Risk                                                                      X                         X
Liquidity Risk                                                                     X                         X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                X                         X
Distressed Securities
Dollar Rolls
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Government Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities                                                  X                         X
Inflation-indexed Bonds
Investment in Emerging Markets
Restriction on Certain Investments
Investment in Other Investment Companies                                           X                         X
Junk Bonds                                                                         X                         X
Mortgage-Related Securities
Mortgage Backed Securities
Mortgage Pass-Through Securities
Collateralized Mortgage Obligations ("CMOs")
Adjustable Rate-Mortgage Securities
CMO Residulas
Stripped Mortgage Backed Securities
Tiered Index Bonds
Municipal Investments                                                              X                         X
Risk Factors and Special Considerations Relating to Municipal Bonds                X                         X
Description of Municipal Bonds                                                     X                         X
General Obligation Bonds                                                           X                         X
Revenue Bonds                                                                      X                         X
PABs                                                                               X                         X
Moral Obligation Bonds                                                             X                         X
Municipal Notes                                                                    X                         X
Municipal Commercial Paper                                                         X                         X
Municipal Lease Obligations                                                        X                         X
Yields                                                                             X                         X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                             X                         X
Transactions in Financial Futures Contracts                                        X                         X
Call Rights                                                                        X                         X
Municipal Interest Rate Swap Transactions                                          X                         X
Real Estate Investment Trusts ("REITS")
Repurchase Agreements and Purchase and Sale Contracts                              X                         X
Reverse Repurchase Agreements                                                      X                         X

                                                                       PENNSYLVANIA MUNICIPAL BOND  REAL INVESTMENT

144 A Securities                                                                                           X
Asset Backed Securities                                                                                    X
Borrowing and Leverage                                                              X                      X
Convertible Securities                                                                                     X
Corporate Loans
Debt Securities                                                                     X                      X
Derivatives                                                                         X                      X
Hedging                                                                             X                      X
Indexed and Inverse Floating Rule                                                   X                      X
Swap Agreements                                                                     X                      X
Interest Rate Swaps, Caps and Floors                                                                       X
Credit Default Swap Agreements                                                      X                      X
Credit Linked Securities                                                            X                      X
Total Return Swap Agreements                                                        X                      X
Hybrid Instruments                                                                                         X
Options on Securities and Securities Indices                                        X                      X
Call Options                                                                        X                      X
Put Options                                                                         X                      X
Options on Government National Mortgage Association ("GNMA")
 Certificates                                                                                              X
Types of Options                                                                    X                      X
Futures                                                                             X                      X
Foreign Exchange Transactions                                                                              X
Forward Foreign Exchange Transactions                                                                      X
Currency Futures                                                                                           X
Currency Options                                                                                           X
Limitations on Currency Hedging                                                                            X
Risk Factors in Hedging Foreign Currency Risks                                                             X
Risk Factors in Derivatives                                                         X                      X
Credit Risk                                                                         X                      X
Currency Risk                                                                                              X
Leverage Risk                                                                       X                      X
Liquidity Risk                                                                      X                      X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                                 X                      X
Distressed Securities
Dollar Rolls                                                                                               X
Foreign Investment Risks                                                                                   X
Foreign Market Risk                                                                                        X
Foreign Economy Risk                                                                                       X
Currency Risk and Exchange Risk                                                                            X
Government Supervision and Regulation / Accounting Standards                                               X
Certain Risks of Holding Fund Assets Outside the United States                                             X
Settlement Risk                                                                                            X
Illiquid or Restricted Securities                                                   X                      X
Inflation-indexed Bonds                                                                                    X
Investment in Emerging Markets                                                                             X
Restriction on Certain Investments
Investment in Other Investment Companies                                            X                      X
Junk Bonds                                                                          X                      X
Mortgage-Related Securities                                                                                X
Mortgage Backed Securities                                                                                 X
Mortgage Pass-Through Securities                                                                           X
Collateralized Mortgage Obligations ("CMOs")                                                               X
Adjustable Rate-Mortgage Securities                                                                        X
CMO Residulas                                                                                              X
Stripped Mortgage Backed Securities                                                                        X
Tiered Index Bonds                                                                                         X
Municipal Investments                                                               X
Risk Factors and Special Considerations Relating to Municipal Bonds                 X
Description of Municipal Bonds                                                      X
General Obligation Bonds                                                            X
Revenue Bonds                                                                       X
PABs                                                                                X
Moral Obligation Bonds                                                              X
Municipal Notes                                                                     X
Municipal Commercial Paper                                                          X
Municipal Lease Obligations                                                         X
Yields                                                                              X
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs                                                                              X
Transactions in Financial Futures Contracts                                         X
Call Rights                                                                         X
Municipal Interest Rate Swap Transactions                                           X
Real Estate Investment Trusts ("REITS")                                                                    X
Repurchase Agreements and Purchase and Sale Contracts                               X                      X
Reverse Repurchase Agreements                                                       X                      X

                                                                       SHORT TERM U.S. GOVERNMENT   U.S. GOVERNMENT MORTGAGE

144 A Securities                                                             X                             X
Asset Backed Securities                                                      X                             X
Borrowing and Leverage                                                       X                             X
Convertible Securities
Corporate Loans
Debt Securities                                                              X                             X
Derivatives                                                                  X                             X
Hedging                                                                      X                             X
Indexed and Inverse Floating Rule                                            X                             X
Swap Agreements                                                              X                             X
Interest Rate Swaps, Caps and Floors                                         X                             X
Credit Default Swap Agreements                                               X                             X
Credit Linked Securities                                                     X                             X
Total Return Swap Agreements                                                 X                             X
Hybrid Instruments
Options on Securities and Securities Indices                                 X                             X
Call Options                                                                 X                             X
Put Options                                                                  X                             X
Options on Government National Mortgage Association ("GNMA")
 Certificates                                                                X                             X
Types of Options                                                             X                             X
Futures                                                                      X                             X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks
Risk Factors in Derivatives                                                  X                             X
Credit Risk                                                                  X                             X
Currency Risk
Leverage Risk                                                                X                             X
Liquidity Risk                                                               X                             X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                          X                             X
Distressed Securities
Dollar Rolls                                                                 X                             X
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Government Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Settlement Risk
Illiquid or Restricted Securities                                            X                             X
Inflation-indexed Bonds                                                      X                             X
Investment in Emerging Markets
Restriction on Certain Investments
Investment in Other Investment Companies                                     X                             X
Junk Bonds
Mortgage-Related Securities                                                  X                             X
Mortgage Backed Securities                                                   X                             X
Mortgage Pass-Through Securities                                             X                             X
Collateralized Mortgage Obligations ("CMOs")                                 X                             X
Adjustable Rate-Mortgage Securities                                          X                             X
CMO Residulas                                                                X                             X
Stripped Mortgage Backed Securities                                          X                             X
Tiered Index Bonds                                                           X                             X
Municipal Investments
Risk Factors and Special Considerations Relating to Municipal Bonds
Description of Municipal Bonds
General Obligation Bonds
Revenue Bonds
PABs
Moral Obligation Bonds
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Yields
Variable Rate Demand Obligations ("VRDOs") and Participating
Transactions in Financial Futures Contracts
Call Rights
Municipal Interest Rate Swap Transactions
Real Estate Investment Trusts ("REITS")                                      X                             X
Repurchase Agreements and Purchase and Sale Contracts                        X                             X
Reverse Repurchase Agreements                                                X                             X

                                                                       U.S. HIGH YIELD  WORLD INCOME

144 A Securities                                                              X              X
Asset Backed Securities                                                       X              X
Borrowing and Leverage                                                        X              X
Convertible Securities                                                        X              X
Corporate Loans                                                               X
Debt Securities                                                               X              X
Derivatives                                                                   X              X
Hedging                                                                       X              X
Indexed and Inverse Floating Rule                                             X              X
Swap Agreements                                                               X              X
Interest Rate Swaps, Caps and Floors                                          X              X
Credit Default Swap Agreements                                                X              X
Credit Linked Securities                                                      X              X
Total Return Swap Agreements                                                  X              X
Hybrid Instruments
Options on Securities and Securities Indices                                  X              X
Call Options                                                                  X              X
Put Options                                                                   X              X
Options on Government National Mortgage Association ("GNMA")
 Certificates
Types of Options                                                              X              X
Futures                                                                       X              X
Foreign Exchange Transactions                                                 X              X
Forward Foreign Exchange Transactions                                         X              X
Currency Futures                                                              X              X
Currency Options                                                              X              X
Limitations on Currency Hedging                                               X              X
Risk Factors in Hedging Foreign Currency Risks                                X              X
Risk Factors in Derivatives                                                   X              X
Credit Risk                                                                   X              X
Currency Risk                                                                 X              X
Leverage Risk                                                                 X              X
Liquidity Risk                                                                X              X
Additional Risk Factors of OTC Transactions; Limitations on the use
 of OTC Derivatives                                                           X              X
Distressed Securities                                                         X
Dollar Rolls                                                                  X              X
Foreign Investment Risks                                                      X              X
Foreign Market Risk                                                           X              X
Foreign Economy Risk                                                          X              X
Currency Risk and Exchange Risk                                               X              X
Government Supervision and Regulation / Accounting Standards                  X              X
Certain Risks of Holding Fund Assets Outside the United States                X              X
Settlement Risk                                                               X              X
Illiquid or Restricted Securities                                             X              X
Inflation-indexed Bonds                                                       X              X
Investment in Emerging Markets                                                               X
Restriction on Certain Investments                                                           X
Investment in Other Investment Companies                                      X              X
Junk Bonds                                                                    X              X
Mortgage-Related Securities                                                                  X
Mortgage Backed Securities                                                                   X
Mortgage Pass-Through Securities                                                             X
Collateralized Mortgage Obligations ("CMOs")                                                 X
Adjustable Rate-Mortgage Securities                                                          X
CMO Residulas                                                                                X
Stripped Mortgage Backed Securities                                                          X
Tiered Index Bonds                                                                           X
Municipal Investments
Risk Factors and Special Considerations Relating to Municipal Bonds
Description of Municipal Bonds
General Obligation Bonds
Revenue Bonds
PABs
Moral Obligation Bonds
Municipal Notes
Municipal Commercial Paper
Municipal Lease Obligations
Yields
Variable Rate Demand Obligations ("VRDOs") and Participating
 VRDOs
Transactions in Financial Futures Contracts
Call Rights
Municipal Interest Rate Swap Transactions
Real Estate Investment Trusts ("REITS")                                       X              X
Repurchase Agreements and Purchase and Sale Contracts                         X              X
Reverse Repurchase Agreements                                                 X              X

                                      II-3

                                                                  BOND FUND - CORE BOND PORTFOLIO

Securities Lending                                                               X
Short Sales                                                                      X
Sovereign Debt                                                                   X
Standy Commitment Agreements                                                     X
Stripped Securities                                                              X
Supranational Entities                                                           X
Warrants                                                                         X
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                     X
Zero Coupon Securities                                                           X

                                                                  BOND FUND - HIGH INCOME PORTFOLIO

Securities Lending                                                                X
Short Sales                                                                       X
Sovereign Debt                                                                    X
Standy Commitment Agreements                                                      X
Stripped Securities                                                               X
Supranational Entities                                                            X
Warrants                                                                          X
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                      X
Zero Coupon Securities                                                            X

                                                                  BOND FUND - INTERMEDIATE TERM PORTFOLIO   CALIFORNIA INSURED

Securities Lending                                                                   X
Short Sales                                                                          X
Sovereign Debt                                                                       X
Standy Commitment Agreements                                                         X
Stripped Securities                                                                  X
Supranational Entities                                                               X
Warrants                                                                             X
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                         X                              X
Zero Coupon Securities                                                               X

                                                                  INFLATION PROTECTED  LOW DURATION

Securities Lending                                                         X                X
Short Sales                                                                X                X
Sovereign Debt                                                             X                X
Standy Commitment Agreements                                               X                X
Stripped Securities                                                        X                X
Supranational Entities                                                     X                X
Warrants                                                                   X                X
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                               X                X
Zero Coupon Securities                                                     X                X

                                                                  MUNICIPAL BOND - INSURED PORTFOLIO

Securities Lending
Short Sales
Sovereign Debt
Standy Commitment Agreements
Stripped Securities
Supranational Entities
Warrants
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                      X
Zero Coupon Securities

                                                                  MUNICIPAL BOND LIMITED MATURITY PORTFOLIO

Securities Lending
Short Sales
Sovereign Debt
Standy Commitment Agreements
Stripped Securities
Supranational Entities
Warrants
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                          X
Zero Coupon Securities

                                                                  MUNICIPAL BOND - NATIONAL PORTFOLIO  MUNICIPAL INTERMEDIATE TERM

Securities Lending
Short Sales
Sovereign Debt
Standy Commitment Agreements
Stripped Securities
Supranational Entities
Warrants
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                       X                                X
Zero Coupon Securities

                                                                  FLORIDA MUNICIPAL BOND  NEW JERSEY MUNICIPAL BOND

Securities Lending
Short Sales
Sovereign Debt
Standy Commitment Agreements
Stripped Securities
Supranational Entities
Warrants
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                X                         X
Zero Coupon Securities

                                                                  NEW YORK MUNICIPAL BOND  PENNSYLVANIA MUNICIPAL BOND

Securities Lending
Short Sales
Sovereign Debt
Standy Commitment Agreements
Stripped Securities
Supranational Entities
Warrants
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                 X                          X
Zero Coupon Securities

                                                                  REAL INVESTMENT   SHORT TERM U.S. GOVERNMENT

Securities Lending                                                       X                    X
Short Sales                                                              X                    X
Sovereign Debt
Standy Commitment Agreements                                             X                    X
Stripped Securities                                                      X                    X
Supranational Entities                                                   X
Warrants                                                                 X
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                             X                    X
Zero Coupon Securities                                                   X                    X

                                                                 U.S. GOVERNMENT MORTGAGE   U.S. HIGH YIELD  WORLD INCOME

Securities Lending                                                           X                     X              X
Short Sales                                                                  X                     X              X
Sovereign Debt                                                                                                    X
Standy Commitment Agreements                                                 X                     X              X
Stripped Securities                                                          X
Supranational Entities                                                                             X              X
Warrants                                                                                           X              X
When Issued Securities, Delayed Delivery Securities and Forward
 Commitments                                                                 X
Zero Coupon Securities                                                       X                     X              X

                                      II-4

144A SECURITIES. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the
Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund's Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

ASSET-BACKED SECURITIES. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments - net of expenses - made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund.

BORROWING AND LEVERAGE. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Most Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and,

                                      II-5

therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies.
However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the
Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets.
Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a
Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

                                      II-6

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.
Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a
"Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a "Manufactured
Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with

                                      II-7

respect to the stock of a different issuer when the Manager believes such a
Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S.
Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A
Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, the
Fund may purchase a warrant for eventual inclusion in a Manufactured
Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured
Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure.
Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set daets, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the
Corporate Loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a
Corporate Loan, a Fund becomes a member of the syndicate.

The Corporate Loans in which a Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full.

A Fund may acquire interests in Corporate Loans by means of an assignment or participation. A Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting

                                      II-8

the debt obligation in which it has purchased the participation. As a result, a
Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a
Fund limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund's investments in debt securities could be adversely affected and the Fund could lose money. In general, market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DERIVATIVES

Each Fund may use instruments referred to as derivative securities
("Derivatives"). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use Derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that
Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the
Fund has an open position in an option, a futures contract or a related option.
There can be no assurance that a Fund's hedging strategies will be effective.
No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use Derivative instruments and trading strategies including the following:

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that yield a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a
Fund invests in these types of securities, the Fund's return on such securities will be subject to risk with respect to the value of the particular index.
Interest and principal payable on the securities may also be based on relative changes among particular indices. Also, a Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust

                                      II-9

receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A
Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a
Fund may be required to pay substantial additional margin to maintain the position.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund's obligations
(or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A
Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated cash, U.S.
government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund's portfolio.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"), may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect each Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See "Credit Default Swap Agreements," "Interest Rate Swaps, Caps and Floors"
and "Municipal Interest Rate Swap Agreements" below for further information on particular types of swap agreements that may be used by certain Funds.

                                     II-10

Interest Rate Swaps, Caps and Floors. A Fund may enter into interest rate swaps, which are OTC contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. A Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchse of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

In order to hedge the value of a Fund's portfolio against interest rate fluctuations or to enhance a Fund's income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the
Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund's yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund usually will enter into interest rate swap transactions on a net basis,
i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams.
Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

In an interest rate swap, a Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates.
Conversely, if a Fund holds a mortgage backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income

                                     II-11

tax requirements may limit a Fund's ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Each Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A
Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a
Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.
However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would

                                     II-12

reduce the amount of income and principal that a Fund would receive. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are "commodity-linked." They are considered
"hybrid" instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be "predominantly a security." A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange
Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a

                                     II-13

minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.
With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager's decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. Some of the hybrid instruments that a Fund may invest in may have no principal protection and the hybrid instrument could lose all of its value. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a
Fund will seek to limit the amount of economic leverage it has under one hybrid instrument in which it invests and the leverage of the Fund's overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument's "leverage ratio" exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund's "portfolio leverage ratio" exceeds 150%, measured at the time of purchase. "Leverage ratio" is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in a Fund's portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund's use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer.
With a listed futures or options contract, an investor's counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor's). Therefore,

                                     II-14

the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates.
Such investments may be made on exchanges and in the over-the-counter markets.
In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.
OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See
"Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC
Derivatives" below.

Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the
Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. During periods

                                     II-15

of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge.
Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premium for writing a put option, which increases the Fund's return. A Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Options on Government National Mortgage Association ("GNMA") Certificates. The
following information relates to unique characteristics of options on GNMA
Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a
GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose.
Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its "cover."

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which

                                     II-16

new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures

A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a
Fund is required to deposit collateral ("margin") equal to a percentage
(generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive.
In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A
Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a
Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Each Fund's Manager has claimed an exclusion from the definition of the term
"commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to
Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon
(collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such

                                     II-17

techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a
"straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policies described above. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the
Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets.
See "Types of Options" above and "Additional Risk Factors of OTC Transactions;
Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. Most Funds will not speculate in Currency
Instruments although certain Funds may use such instruments to seek to enhance returns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii)

                                     II-18

executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving
Currency Instruments involve substantial risks, including correlation risk.
While a Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although
Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the
Fund's hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions.
Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.
Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a
Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts.
Any such default would deprive the Fund of any profit potential or force the
Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency
Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk -- the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

                                     II-19

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions;
Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a
Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a
Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the
Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC
Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in
OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's Investors Service, Inc. ("Moody's")
and CC or lower by Standard & Poor's ("S&P")) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities").
Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in

                                     II-20

Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENT RISKS

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United
States because securities traded on foreign markets have often (though not always) performed differently than securities traded in the United States.
However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a
Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain counties may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severly affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect a Fund's operations. Other foreign market risks include exchange controls, difficulties in pricing securities defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some

                                     II-21

foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S.
accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. In addition, the U.S.
Government has from time to time in the past imposed restrictions, through penalities and otherwise, on foreign investments by U.S. investors such as the
Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S.
securiteis.

Certain Risks of Holding Fund Assets Outside the United States. A Fund
generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the
United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a
Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities
Act"). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value

                                     II-22

than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the
Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a
Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI")
accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The
Fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United
States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

                                     II-23

In general, the measure used to determine the periodic adjustment of U.S.
inflation-indexed bonds is the CPI for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a
measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

An increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT IN EMERGING MARKETS. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets.
Specifically, a country with an emerging capital market is any country that the
World Bank, the International Finance Corporation, the United Nations or its
authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America,
Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or
U.S. governmental laws or restrictions applicable to such investments, (iv)
national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which
U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a
Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize

                                     II-24

ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as
Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company
Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund
(including management and advisory fees) and, indirectly, the expenses of such other investment companies.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the
Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment
Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from the
Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25%
of the Fund's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include the following:

     o    Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     o    The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     o    Junk bonds are frequently ranked junior to claims by other creditors.
          If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

                                     II-25

     o    Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     o    Prices of junk bonds are subject to extreme price fluctuations.
          Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

     o    Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers.
          Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

     o    A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MORTGAGE-RELATED SECURITIES

Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise.
However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities).

                                     II-26

Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), or by
government sponsored enterprises, such as the Federal National Mortgage
Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation
("Freddie Mac"); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the
U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by
Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration
("FHA")-insured or Veterans' Administration ("VA")-guaranteed mortgages.

Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U. S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

Private mortgage pass-through securities are structured similarly to Ginnie
Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund's quality standards.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of

                                     II-27

mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or
Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real
Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated
maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1)
invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, Planned
Amortization Class CMOs ("PAC bonds"), sequential pay CMOs, and floating rate
CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"),
LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities
("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM's maximum rate, the ARM's coupon may represent a below market rate of interest.
In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage

                                     II-28

interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only
("IO") class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.
Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities. A Fund may invest in stripped mortgage backed securities ("SMBSs") issued by agencies or instrumentalities of the
United States. SMBSs are derivative multi-class mortgage backed securities.
SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class)
receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because

                                     II-29

of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the
POs or fixed rate securities. IOs and POs are considered by the staff of the
Commission to be illiquid securities and, consequently, a Fund will not invest in IOs or POs in an amount which, taken together with the Fund's other investments in illiquid securities, exceeds 15% of the Fund's net assets.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the
"strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

MUNICIPAL INVESTMENTS

The Municipal Fund may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia
and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes ("Municipal Bonds"). California
Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal
Bond and Pennsylvania Municipal Bond also invest in Municipal Bonds that pay interest excludable from gross income for applicable state and local income tax purposes and/or allow the value of a Fund's shares to be exempt from applicable state and local taxes ("State Municipal Bonds").] The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for Federal and applicable state and local income tax purposes and/or applicable state and local personal property taxes ("Non-Municipal Tax-Exempt Securities"). Non-Municipal
Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities.
Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt
Securities that pay interest excludable from gross income for Federal income tax purposes will be considered "Municipal Bonds" for purposes of a Municipal
Fund's investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal and applicable state and local income tax purposes and/or allow the value of a Fund's shares to be exempt from applicable state and local personal property taxes will be considered "State Municipal Bonds" for purposes of the investment objective and policies of each of California Insured, Florida Municipal Bond, New Jersey
Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal
Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

                                     II-30

DESCRIPTION OF MUNICIPAL BONDS

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current
Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are
"general obligation" and "revenue" or "special obligation" bonds, which latter category includes private activity bonds ("PABs") (or "industrial development bonds" under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail.
Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. "Moral obligation" bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

                                     II-31

Municipal Notes. Municipal notes are shorter term municipal debt obligations.
They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a
Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

Municipal Lease Obligations. Also included within the general category of
Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract
(hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation.
However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. A
Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch Ratings ("Fitch"). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.
There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations ("VRDOs") and Participating VRDOs. VRDOs are
tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a
Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution

                                     II-32

that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including
Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund's yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund's yield on a VRDO will increase and the Fund's shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund's restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The
Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through
MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through
A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts.

The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of
Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal
Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond
Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

                                     II-33

The particular municipal bonds comprising the index underlying the Municipal
Bond Index financial futures contract may vary from the bonds held by a
Municipal Fund. As a result, a Municipal Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors.
In addition, the correlation between movements in the value of the Municipal
Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater.
Municipal Bond Index futures contracts were approved for trading in 1986.
Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights.

A Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.
A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund's net assets.

Municipal Interest Rate Swap Transactions.

In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund's income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market
Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the
Fund's yield, for example, during periods of steep interest rate yield curves
(i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a
Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because
the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund's ability to hedge effectively.
BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An
MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return

                                     II-34

on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal
Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data
AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a
Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company
Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS AND PURCHASE AND SALE CONTRACTS. A Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts.
Repurchase agreements and purchase and sale

                                     II-35

contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest.
Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the
Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the
Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the
Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% of the
Fund's net assets.

REVERSE REPURCHASE AGREEMENTS. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed date and price. At the time a
Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its approved custodian containing cash, cash equivalents or liquid high grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligations to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Certain Funds may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S.
Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase.
Loans of securities are terminable at any time and the borrower, after notice, is

                                     II-36

required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner &
Smith Incorporated or its affiliates and to retain an affiliate of the Fund as lending agent.

SHORT SALES. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments
(including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities . A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk.
The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest

                                     II-37

arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. Standby Commitment Agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund's other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security)
and the other to receive the principal payments (the principal only or "PO"
security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

SUPRANATIONAL ENTITIES. A Fund may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and
Development (the World Bank), the European Steel and Coal Community, the Asian
Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

                                     II-38

WARRANTS. Warrants are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the
Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A
Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

ZERO COUPON SECURITIES. Certain Funds may invest in zero coupon securities.
Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security.
The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently.. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio.
Further, to maintain its qualification for pass-through treatment under the
Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund's exposure to such securities.

                                     II-39

SUITABILITY (ALL FUNDS)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS (ALL FUNDS)

See Part I, Section II "Investment Restrictions" of each Fund's Statement of
Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.
Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts)
if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on financial futures contracts exceeds 15% of the net assets of the
Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, no Fund will change or modify this policy prior to the change or modification by the
Commission staff of its position.

Each Fund's investments will be limited in order to allow the Fund to qualify as a "regulated investment company" for purposes of the Code. See "Dividends and Taxes -- Taxes." To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i)
not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the
Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is "diversified" under the Investment Company Act must satisfy the foregoing 5%
and 10% requirements with respect to 75% of its total assets.

                                     II-40

DOLLAR ROLLS. A Fund may enter into dollar rolls, in which the Fund will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon)
securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities sold. In a sale of securities, a Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. In a purchase, the fund will benefit from the difference between the current purchase price and the forward price for the future sale.

Dollar rolls involve the risk that the market value of the securities subject to a Fund's forward purchase commitment may decline below or the market value of the securities subject to a Fund's forward sale commitment may increase above the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

DIRECTORS AND OFFICERS

See Part I, Section III "Information on Directors and Officers," --
Biographical Information, " -- Share Ownership" and "-- Compensation of
Directors" of each Fund's Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your
Fund, including Directors' compensation.

MANAGEMENT ARRANGEMENTS

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Directors, the
Manager is responsible for the actual management of a Fund's portfolio and reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master
Portfolio. To the extent a feeder Fund invests its assets in a Master
Portfolio, it does not invest directly in portfolio securities and does not require management services. For such funds, portfolio management occurs at the
Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the
Manager, pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund's last three fiscal years or other applicable periods, see Part I, Section IV "Management and Advisory
Arrangements" of each Fund's Statement of Additional Information.

Sub-Advisory Fee. The Manager of certain Funds has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the sub-adviser identified in each such Fund's prospectus (the "Sub-Adviser") pursuant to which the
Sub-Adviser provides sub-advisory services to the Manager with

                                     II-41

respect to the Fund. For information relating to the fees, if any, paid by the
Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the
Fund's last three fiscal years or other applicable periods, see Part I, Section
IV "Management And Advisory Arrangements" of each Fund's Statement of
Additional Information.

Payment of Fund Expenses. Each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund.
Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services;
costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc.(the "Distributor"); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares;
Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act (the "non-interested
Directors"); accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street
Bank and Trust Company ("State Street") pursuant to an agreement between State
Street and each Fund. Each Fund pays a fee for these services. In addition, the
Manager provides certain accounting services to each Fund and the Fund pays the
Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the
Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See
"Purchase of Shares -- Distribution Plans."

Organization of the Manager. Fund Asset Management, L.P. and Merrill Lynch
Investment Managers, L.P. each is a limited partnership. The partners of FAM and MLIM are Merrill Lynch & Co., Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch"), and Princeton Services, Inc. ("Princeton
Services"). ML & Co. and Princeton Services are "controlling persons" of FAM and MLIM (as defined under the Investment Company Act) because of their ownership of FAM's and MLIM's voting securities or their power to exercise a controlling influence over FAM's and MLIM's management or policies. Merrill
Lynch Investment Managers International Limited ("MLIMIL") is an affiliate of
FAM and MLIM. The ultimate parent of MLIMIL is ML & Co. ML & Co. is a controlling person of MLIMIL (as defined under the Investment Company Act)
because of its ownership of MLIMIL's voting securities or its power to exercise a controlling influence over MLIMIL's management or policies.

The following entities may be considered "controlling persons" of Merrill Lynch
Asset Management U.K. Limited ("MLAM U.K."): Merrill Lynch Europe PLC (MLAM
U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

OTHER SERVICE ARRANGEMENTS

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the "Administration Agreement") with an administrator identified in the Fund's Prospectus and Part I of the Fund's
Statement of Additional Information (each, an "Administrator"). For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV "Management and Advisory
Arrangements" of that Fund's Statement of Additional Information.

                                     II-42

Each Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination. Unless earlier terminated as described below, each
Management Agreement and, if applicable, each Sub-Advisory Agreement and
Administration Agreement will remain in effect from year to year if approved annually (a) by the Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the
Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"),
a subsidiary of ML & Co., acts as each Fund's (other than Municipal Investment
Accumulation's) Transfer Agent pursuant to a Transfer Agency, Dividend
Disbursing Agency and Shareholder Servicing Agency Agreement (each, a "Transfer
Agency Agreement"). Pursuant to each Transfer Agency Agreement, the Transfer
Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund currently pays between $16.00 and $20.00 for each Class A or Class I shareholder account, between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required, and, where applicable, $16.00 for each Class R shareholder account. Each Fund reimburses the Transfer Agent's reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Funds Advisor
(Merrill Lynch MFASM) Program (the "MFA Program"). For purposes of each
Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. The Bank of New York acts as transfer agent to Municipal
Investment Accumulation for a fee. See Part I, Section IV "Management and
Advisory Arrangements -- Transfer Agency Fees" of each Fund's Statement of
Additional Information for information on the transfer agency fees paid by your
Fund for the periods indicated.

Independent Registered Public Accounting Firm. The Audit Committee of each
Fund, which is comprised of all of the Fund's non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund's financial statements. Please see your Fund's Prospectus for information on your Fund's independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the "Custodian") of each Fund are identified on the inside back cover page of the Fund's
Prospectus. The Custodian is responsible for safeguarding and controlling the
Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the
United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the
Master Portfolio's assets.

Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the
Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master Trusts. For Funds operating prior to January
1, 2001, the Manager or the Administrator (in the case of certain funds), provided accounting services to each Fund and was reimbursed by each Fund at its cost in connection with such services. The Manager

                                     II-43

or the Administrator continues to provide certain accounting services to each
Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV "Management and Advisory Arrangements -- Accounting
Services" of each Fund's Statement of Additional Information for information on the amounts paid by your Fund and Master Trust, if applicable, to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with
FAM Distributors, Inc. in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreement"). The Distribution
Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Select Pricing Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution
Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

CODE OF ETHICS

The Board of each Fund has approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act, which covers the Fund, the Manager, the
Sub-Adviser, if any, and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the
Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Fund and the Manager, the
Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund's portfolio holdings. The Fund's
Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund's and
Manager's compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund's Chief Compliance
Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund's policies and procedures would include (but is not limited to) specific portfolio holdings -- including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the Fund manager's discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information ("Confidential Information") and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund's shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and it affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to the Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement

                                     II-44

on a publicly-available internet web site, including our web site at
www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential
Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the
Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager's Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Manager's Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager's Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager's Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund's shareholders. In connection with day-to-day portfolio management, the Fund may disclose
Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings.
The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on
Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager's Legal Department must determine that disclosure of
Confidential Information is for a legitimate business purpose and is in the best interests of the Fund's shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the
Manager's existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled "Management and
Other Services Arrangements -- Potential Conflicts of Interest" in this
Statement of Additional Information.

Confidential Information -- whether or not publicly disclosed -- may be disclosed to Fund Directors, the independent Directors' counsel, outside Fund counsel, the Fund's accounting services provider and the Fund's independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund's
Chief Compliance Officer or the Manager's General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund's and Manager's Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund's Board of Directors
Fund's Transfer Agent
Fund's Independent Registered Public Accounting Firm
Fund's accounting services provider -- State Street Bank and Trust Company
Fund Custodian
Independent Rating Agencies -- Morningstar, Inc. and Lipper Inc.
Information aggregators -- Wall Street on Demand and Thomson Financial
Sponsors of 401(k) plans that include MLIM/FAM-advised funds -- E.I. Dupont de
Nemours and Company, Inc.

                                     II-45

Consultants for pension plans that invest in MLIM/FAM-advised funds -- Rocaton
Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment
Consulting; Towers Perrin HR Services

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The
Board of Directors has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the
Fund's Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund's Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and
Wall Street on Demand on a monthly basis and to Morningstar and Thomson
Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager's Legal department. Disclosure is made to
401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of
Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund's and
Manager's Code of Ethics and Code of Conduct -- all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit -- the
Manager's compliance personnel under the supervision of the Fund's Chief
Compliance Officer, monitor the Manager's securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities -- including securities held by the
Fund -- about which the Manager has Confidential Information. There can be no
assurance, however, that the Fund's policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

POTENTIAL CONFLICTS OF INTEREST

Activities of the Manager, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated and their Affiliates (collectively, "Merrill
Lynch") and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a
worldwide, full service investment banking, broker-dealer, asset management and financial services organization. As a result, Merrill Lynch (including, for these purposes, its Directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, is engaged in businesses and has interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Manager and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the
Fund invests, which

                                     II-46

could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the
Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by the Manager and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill
Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by
Merrill Lynch. The Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models.
In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing the
Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of
Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill

                                     II-47

Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill
Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of Merrill
Lynch or any of its affiliates in evaluating the Fund's creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund in order to increase the assets of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio.
Merrill Lynch reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account. A large redemption of shares of the Fund by Merrill Lynch could significantly reduce the asset size of the
Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which
Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In making investment decisions for the Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch's activities may limit the Fund's flexibility in purchases and sales of securities. When Merrill
Lynch is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Manager, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the
Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j)
of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at
http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference
Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a

                                     II-48

result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers multiple classes of shares under the Merrill Lynch Select
PricingSM System ("Select Pricing System"): Class A and Class I shares are sold to investors choosing the initial sales charge alternatives and Class B and
Class C shares are sold to investors choosing the deferred sales charge alternatives. Prior to April 14, 2003, for all Funds except Small Cap Growth and International Value, Class I shares were designated "Class A" and Class A shares were designated "Class D." In addition, certain Funds offer Class R shares, which are available only to certain retirement plans and are sold without a sales charge. Please see your Fund's Prospectus to determine whether it offers Class R shares. Each class has different exchange privileges. See
"Shareholder Services -- Exchange Privilege."

The Select Pricing System is used by more than 50 registered investment companies advised by the Managers. Funds that use the Select Pricing System are referred to herein as "Select Pricing Funds."

The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by a dealer or other financial intermediary ("Selling Dealer") that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New
York Stock Exchange ("NYSE") (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering of shares from time to time. Any order may be rejected by the Fund or the Distributor. Neither the Distributor,
the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS I SHARES

Investors who prefer an initial sales charge alternative may elect to purchase
Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Class A or
Class I shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B, Class C or Class R shares may exceed the initial sales charges and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Select
Pricing Funds, those previously purchased Class I shares, together with Class
A, Class B and Class C share holdings, will count toward a right of

                                     II-49

accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B, Class
C and Class R shares account maintenance and distribution fees will cause Class
B, Class C and Class R shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares.
The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than
Class I shares.

The term "purchase," as used in the Prospectus and this Statement of Additional
Information in connection with an investment in Class A and Class I shares of a
Fund, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii)
single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include (i)
purchases by any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or
(iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class I Investors. Class I shares are offered to a limited group of investors. Investors who currently own Class I shares in a shareholder account are entitled to purchase additional Class I shares of a Fund in that account.
Certain employer-sponsored retirement or savings plans, including eligible
401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Manager or any of its affiliates. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing
Funds. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, certain other trusts managed by banks, thrifts or trust companies, and certain purchases made in connection with certain fee-based programs. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of investment companies advised by MLIM, FAM or their affiliates and to employees or customers of selected securities dealers that meet certain qualifications.
Certain persons who acquired shares of certain closed-end funds advised by MLIM or FAM in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of a Fund also may purchase Class I shares of a Fund if certain conditions are met. In addition, Class I shares of each Select Pricing Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by MLIM or FAM who wish to reinvest the net proceeds from the sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See "Purchase of Shares -- Closed-End Fund Reinvestment Options."

See Part I, Section V "Information on Sales Charges and Distribution Related
Expenses -- Class A and Class I Sales Charge Information" of each Fund's
Statement of Additional Information for information about amounts paid to the
Distributor in connection with Class A and Class I shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class A and Class
I shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

                                     II-50

REDUCED INITIAL SALES CHARGES

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Eligible investors may purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus
(b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of a Fund and of any other Select Pricing Funds. The purchaser or the purchaser's securities dealer or other financial intermediary must provide the Distributor at the time of purchase with sufficient information to confirm qualification.
Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

Letter of Intent. Reduced sales charges are applicable to purchases aggregating
$25,000 or more ($100,000 or more for Bond Fund -- Intermediate Term Portfolio and Municipal Bond -- Limited Maturity Portfolio) of Class A or Class I shares of a Fund or any Select Pricing Funds made within a 13 month period pursuant to a Letter of Intent. The Letter of Intent is not available to employee benefit plans for which affiliates of the Manager provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class I shares. If you bought Class A or
Class I shares prior to signing a Letter of Intent, those shares may be included under a subsequent Letter of Intent executed within 90 days of the purchase if you inform the Distributor in writing of your intent within the
90-day period. The value (at cost or maximum offering price, whichever is higher) of Class A and Class I shares of a Select Pricing Fund presently held on the date of the first purchase under the Letter of Intent may be included as a credit toward the completion of such Letter, but the reduced sales charge will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent , you will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the reduced sales charge and the applicable sales charge. Class A or Class I shares equal to at least 5.00% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.00% of the dollar amount of such Letter. You may be entitled to further reduced sales charges under a right of accumulation for purchases made during the term of a Letter. You will not, however, be entitled to further reduced sales charges on any purchases made before the execution of the Letter.

The value of any shares you redeem prior to termination or completion of the
Letter of Intent will be deducted from the total purchases made under such
Letter. An exchange from the Summit Cash Reserves Fund ("Summit"), a series of
Financial Institutions Series Trust, into a Fund that imposes a sales charge will count toward completing a Letter of Intent from the Fund.

Merrill Lynch BlueprintSM Program. Class A shares of certain Funds are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In
addition, participants in Blueprint who own Class I shares of a Fund may purchase additional Class I shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors purchasing Class A or Class I shares of a Fund through Blueprint will acquire the shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule. Under this schedule, purchases of up to
$300 are subject to a sales charge of 4.25%; purchases of $300.01 up to $5,000 are subject to a sales charge of 3.25% plus $3; and purchases of $5,000.01 or more are subject to the standard sales charge rates disclosed in the
Prospectus.

                                     II-51

In addition, Class A or Class I shares of each Fund are offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs purchasing shares through Blueprint.

Class A and Class I shares are offered at net asset value to participants in
Blueprint through the Merrill Lynch Directed IRA Rollover Program ("IRA
Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA
Rollover Program Service Agreement.

Shareholder services, including the exchange privilege, available to Class A,
Class B and Class I investors through Blueprint may differ from those available to other Class A, Class B or Class I investors. Orders for purchases and redemptions of Class A, Class B or Class I shares of a Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch,
Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441,
New Brunswick, New Jersey 08989-0441.

TMA(SM) Managed Trusts. Class I shares are offered at net asset value to TMA(SM)
Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

Purchase Privileges of Certain Persons. Directors of each Fund, members of the
Boards of other funds advised by the Manager or an affiliate, ML & Co. and its subsidiaries and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares at net asset value. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the
Fund. Employees, Directors, and Board members of other funds wishing to purchase shares of a Fund must satisfy the Fund's suitability standards. Class
A shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a
non-U.S. registered investment company advised by MLIM, FAM or their affiliates to a U.S. registered MLIM/FAM-advised fund.

Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class A or Class I shares of a Fund through certain financial advisors, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

Investors choosing the deferred sales charge alternatives should consider Class
B shares if they intend to hold their shares for an extended period of time and
Class C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund.

The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. Both
Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or
Class C shares. In addition, Class B shares will be converted into Class A shares of the Fund after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

                                     II-52

Merrill Lynch compensates financial advisers and other financial intermediaries for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill
Lynch) related to providing distribution-related services to each Fund in connection with the sale of the Class B and Class C shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred
Sales Charges" below.

Contingent Deferred Sales Charges -- Class B Shares. If you redeem Class B shares within six years of purchase (three years for Bond Fund - Intermediate
Term Portfolio, Municipal Bond - Limited Maturity Portfolio and Municipal
Intermediate Term), you may be charged a contingent deferred sales charge
("CDSC") at the rates indicated in the Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Class B shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account.

The following table sets forth the schedule that applies to the Class B CDSC for all Funds except Bond Fund - Intermediate Term Portfolio, Municipal Bond -
Limited Maturity Portfolio, and Municipal Intermediate Term:

                          CDSC AS A PERCENTAGE
 YEARS SINCE PURCHASE       OF DOLLAR AMOUNT
     PAYMENT MADE          SUBJECT TO CHARGE#
----------------------   ---------------------

        0 -- 1                   4.0%
        1 -- 2                   4.0%
        2 -- 3                   3.0%
        3 -- 4                   3.0%
        4 -- 5                   2.0%
        5 -- 6                   1.0%
   6 and thereafter              None

------------

 # For Class B shares purchased before December 1, 2002, the four-year CDSC schedule in effect at that time will apply.

To provide an example, assume an investor purchased 100 shares at $10 per share
(at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

The following table sets forth the schedule that applies to the Class B CDSC for Bond Fund - Intermediate Term Portfolio, Municipal Bond - Limited Maturity
Portfolio, and Municipal Intermediate Term:

                                     II-53

                                         CDSC as a Percentage
Years Since Purchase                       of Dollar Amount
Payment Made                              Subject to Charge#
------------                              ------------------
0 -- 1                                           1.00%
1 -- 2                                           0.50%
2 -- 3                                           0.25%
3 and thereafter                                 None

------------

 # For Class B shares purchased before December 1, 2002, the one-year CDSC schedule in effect at that time will apply.

The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account
("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B
CDSC also may be waived on redemptions of shares by certain eligible 401(a) and
401(k) plans. The CDSC may also be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class
B shares that were acquired and held at the time of the redemption in an
Employee AccessSM Account available through employers providing eligible 401(k)
plans. The Class B CDSC may also be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by MLIM Private Investors and held in such account at the time of redemption. The Class B CDSC may also be waived or its terms may be modified in connection with certain fee-based programs. The Class
B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill
Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established, or on redemptions made in connection with the payment of account custodial fees. See "Shareholder Services --
Fee-Based Programs" and "-- Systematic Withdrawal Plans."

Class B shareholders of a Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to that Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Class B shares of certain Funds are offered through Blueprint only to members of certain affinity groups with a waiver of the CDSC upon redemption.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements.
Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the Plan. Such
Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business
Financial Services at 1-800-237-7777.

Conversion of Class B Shares to Class A Shares. Approximately ten years after purchase (the "Conversion Period"), Class B shares of each Fund will convert automatically into Class A shares of that Fund. The conversion will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of
Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

                                     II-54

Shares acquired through reinvestment of dividends on Class B shares will also convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the conversion will result in less than $50 worth of Class
B shares being left in an account, all of the Class B shares of the Fund held in the account will be converted into Class A shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If you exchange Class B shares with an eight-year
Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

If you own shares of a Fund that, in the past, issued stock certificates and you hold such stock certificates, you must deliver any certificates for Class B shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion
Date, your Class B shares will convert to Class A shares on the next scheduled
Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held, for withdrawals through the Merrill Lynch Systematic Withdrawal Plan, and in connection with the redemption of Class C shares by certain retirement plans or on redemptions made in connection with the payment of account custodial fees. See "Shareholder
Services -- Systematic Withdrawal Plan."

See Part I, Section V "Information on Sales Charges and Distribution Related
Expenses -- Class B and Class C Sales Charge Information" of each Fund's
Statement of Additional Information for information about amounts paid to the
Distributor in connection with Class B and C shares for the periods indicated.

CLASS R SHARES

Certain of the Funds offer Class R shares as described in each such Fund's
Prospectus. Class R shares are available only to certain retirement plans.
Class R shares are not subject to an initial sales charge or a contingent deferred sales charge but are subject to an ongoing distribution fee of 0.25%
per year and an ongoing account maintenance fee of 0.25% per year. Distribution fees are used to support the Fund's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Account maintenance fees are used to compensate securities dealers and other financial intermediaries for account maintenance activities.
If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

                                     II-55

REDEMPTION FEE

Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. The redemption fee is imposed to the extent that the number of Fund shares redeemed within 30 days exceeds the number of Fund shares that have been held for more than 30 days. For redemptions of Fund shares acquired by exchange, your holding period for the shares exchanged will not be tacked on to the holding period for the Fund shares acquired in determining whether to apply the redemption fee. The redemption fee will not apply in the following circumstances:

     o    Redemptions resulting from death or disability

     o    Redemptions through a Systematic Withdrawal Plan

     o    Redemptions of shares purchased through an Automatic Investment Plan

     o    Redemptions of shares acquired through dividend reinvestment

     o    Redemptions of shares held in certain omnibus accounts, including retirement plans qualified under Sections 401(a) or 401(k) of the
          Internal Revenue Code of 1986, as amended, or plans administered as college savings plans under Section 529 of the Internal Revenue Code

     o    Redemptions of shares held through advisory fee-based programs that the Distributor determines are not designed to facilitate short-term trading

CLOSED-END FUND REINVESTMENT OPTIONS

Class I shares of each Fund are offered at net asset value to shareholders of certain closed-end funds advised by a Manager who purchased their shares prior to October 21, 1994 (the date the Select PricingSM System commenced operations)
and wish to reinvest the net proceeds from a sale of such shares in Class I shares, if the conditions set forth below are satisfied. Alternatively, shareholders of closed-end funds who purchased shares on or after October 21,
1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class I shares (if eligible to buy Class I shares) or Class A shares of each Fund at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds must be immediately reinvested in Class I or Class A shares. Second, the closed-end fund shares must either have been acquired in that fund's initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by a Manager (an "Eligible Fund") who wish to reinvest the net proceeds from a sale of eligible shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class I shares of a Fund and shareholders of Merrill Lynch Senior
Floating Rate Fund II, Inc. will receive Class C shares of a Fund.

In order to exercise this reinvestment option, a shareholder of an Eligible
Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a Fund. This option is available only with respect to shares as to which no Early Withdrawal Charge
(as defined in the Eligible Fund's prospectus) is applicable. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a
Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment

                                     II-56

option. This waiver is subject to the requirement that the investor has held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

DISTRIBUTION PLANS

The distribution plan for each of the Class A, Class B, Class C and Class R shares of the Select Pricing Funds (each, a "Plan") provides that a Fund pays the Distributor an account maintenance fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to shares of the relevant class. This fee compensates the Distributor, Merrill
Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for account maintenance activities with respect to Class A,
Class B, Class C and Class R shares of the Select Pricing Funds.

The Plan for each of the Class B, Class C and Class R shares also provides that the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the shares of the relevant class. This fee compensates the
Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the
Fund, including payments to financial advisers or other financial intermediaries for selling Class B, Class C and Class R shares of the Fund.

Each Fund's Plans are subject to the provisions of Rule 12b-1 under the
Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-Interested Directors concluded that there is reasonable likelihood that the Plan will benefit the
Fund and its related class of shareholders.

Each Plan provides that, so long as the Plan remains in effect, the non-interested Directors then in office will select and nominate other non-interested Directors. Each Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Among other things, each Plan provides that the Directors will review quarterly reports of the account maintenance and/or distribution fees paid to the
Distributor. Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class.
Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly.
Distribution-related revenues consist of the account maintenance fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part I, Section V "Information on Sales Charges and Distribution Related
Expenses" of each Select Pricing Fund's Statement of Additional Information for
information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund's most recent fiscal year.

                                     II-57

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R shares, and the distribution fee and the CDSC borne by the
Class B and Class C shares. This limitation does not apply to the account maintenance fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B, Class C and Class R shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, no Fund will make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor;
however, each Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

See Part I, Section V "Information on Sales Charges and Distribution Related
Expenses -- Limitation on the Payment of Deferred Sales Charge" of each Select
Pricing Fund's Statement of Additional Information for comparative information as of your Fund's most recent fiscal year end with respect to the Class B,
Class C and, if applicable, Class R shares of your Fund.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any
CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended for more than seven days only (i)
for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission") or during which the
NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Each Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

REDEMPTION

If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to the Fund's Transfer Agent, Financial Data Services, Inc.,
P.O. Box 45289, Jacksonville, Florida 32232-5289.

                                     II-58

Redemption requests delivered other than by mail should be sent to Financial
Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida
32246-6484. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request may require a guarantee by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of
1934 (the "Exchange Act"), whose existence and validity may be verified by the
Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the
Transfer Agent's register; (ii) the check is mailed to the stencil address of record on the Transfer Agent's register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including but not limited to UGMA/UTMA accounts, Joint Tenancies With
Rights of Survivorship, contra broker transactions and institutional accounts.
In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

You may also redeem shares held with the Transfer Agent by calling
1-800-637-3863. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days.
Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client's bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the accountholder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A
Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

REPURCHASE

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee).
Securities firms that do not have selected dealer

                                     II-59

agreements with the Distributor, however, may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

REINSTATEMENT PRIVILEGE - CLASS A AND CLASS I SHARES

If you redeemed Class A or Class I shares of a Fund, you may reinstate your account by buying Class A or Class I shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount you redeemed.
You may exercise the reinstatement privilege by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent or by contacting your financial adviser or other financial intermediary within 30 days after the date the redemption request was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund, by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

If your account is maintained at the Transfer Agent (an "Investment Account")
you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your
Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment
Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional shares of Funds owned before the transfer. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the
Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

                                     II-60

EXCHANGE PRIVILEGE

U.S. shareholders of Class A, Class B, Class C and Class I shares of each Fund have an exchange privilege with certain other Select Pricing Funds and Summit, which is a money market fund advised by FAM specifically designated for exchange by shareholders of Select Pricing Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100 and must have been held by you for at least 15 days. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class A and Class I Shares. You may exchange Class A or Class I shares of a Fund for Class I shares of a second Select Pricing Fund if you hold any Class I shares of the second fund in your account at the time of the exchange or are eligible to purchase Class I shares of the second fund;
otherwise, you will receive Class A shares of the second fund. Class A shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class A or Class I shares outstanding ("outstanding Class A or
Class I shares") for Class A or Class I shares of a second Select Pricing Fund, or for Class A shares of Summit ("new Class A or Class I shares") are effected on the basis of relative net asset value per Class A or Class I share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class I shares and the sales charge payable at the time of the exchange on the new Class A or Class I shares. With respect to outstanding Class A or Class I shares received in a previous exchange, the "sales charge previously paid" will include the aggregate of the sales charges paid with respect to such Class A or Class I shares in the initial purchase and any subsequent exchange. Class A or Class I shares issued pursuant to dividend reinvestment are not subject to a sales charge. For purposes of the exchange privilege, however, these shares will be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class I shares on which the dividend was paid. Based on this formula, Class A and Class I shares of a Fund generally may be exchanged into the Class A or Class I shares, respectively, of a second Fund with a reduced sales charge or without a sales charge. If you held the outstanding Class A or Class I shares used in the exchange for 30 days or less, you may also be charged a redemption fee at the time of the exchange.

Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with
Class B or Class C shares outstanding ("outstanding Class B or Class C shares")
offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on the redemption of the outstanding shares. Certain
Select Pricing Funds impose different CDSC schedules. If you exchange your
Class B shares for shares of a fund with a different CDSC schedule, the higher schedule will apply. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the exchanged Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. The length of the CDSC period of certain equity funds advised by MLIM, FAM or their affiliates ("equity funds") was extended from four years to six years on June 1, 2001. A shareholder who purchased a
Fund's Class B shares on or after June 1, 2001, and who wishes to exchange those shares for Class B shares of an equity fund will be subject to the equity fund's six-year CDSC schedule. For example, if you exchange Class B shares of a
Fund purchased on or after June 1, 2001 for those of an equity fund after having held the Fund's Class B shares for two and a half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange.
Four years later if you decide to redeem the Class B shares of the equity fund and receive cash, there will be no CDSC due on this redemption, since by
"tacking" the two and a half year holding period of the Fund Class B shares to the four-year holding period for the equity fund Class B shares, you will be deemed to have held the equity

                                     II-61

fund shares for more than six years. If you purchased Class B shares prior to
June 1, 2001 and wish to exchange those shares for Class B shares of an equity fund, you will continue to be subject to the four-year CDSC schedule in effect prior to June 1, 2001 and will have your holding period "tacked" to the holding period for the new Class B shares. If you purchased a Fund's Class B shares prior to December 1, 2002 and wish to exchange those shares for Class B shares of another fixed income fund, you will continue to be subject to the four-year
CDSC schedule (one year for Bond Fund - Intermediate Term Portfolio, Municipal
Bond - Limited Maturity Portfolio and Municipal Intermediate Term) in effect for fixed income funds prior to December 1, 2002 and your holding period
"tacked" to the holding period for the new Class B shares. If you held the outstanding Class B or Class C shares used in the exchange for 30 days or less, you may also be charged a redemption fee at the time of the exchange.

Exchanges for Shares of a Money Market Fund. You may exchange Class A and Class
I shares of a Fund for Class A shares of Summit and Class B and Class C shares of a Fund for Class B shares of Summit. You may exchange Class A shares of
Summit back into Class A or Class I shares of a Fund. You may exchange Class B shares of Summit back into Class B or Class C shares of a Fund and, in the event of such an exchange, the period of time that you held Class B shares of
Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such
Class B shares. Please see your financial adviser or other financial intermediary for further information.

Prior to October 12, 1998, exchanges from certain Select Pricing Funds into a money market fund were directed to certain money market funds advised by the
Manager other than Summit ("Other Money Funds"). If you exchanged Select
Pricing Fund shares for Other Money Funds and subsequently wish to exchange
Other Money Fund shares for shares of a Select Pricing Fund ("Acquired Fund"), you will be subject to the CDSC schedule applicable to the Acquired Fund shares, if any. The holding period for Other Money Fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on Acquired Fund shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the time you held the fund shares originally exchanged for Other Money Fund shares will count towards the holding period of the Class B or C shares of the Acquired Fund for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in Certain Programs. The exchange privilege is modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the
Manager, or selected securities dealers or other financial intermediaries that have an agreement with the Distributor. See "Fee -- Based Programs" below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

You may also request exchanges by calling the Transfer Agent at 1-800-637-3863 if your account is held with the Transfer Agent for amounts up to $50,000. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days.
Telephone requests for an exchange will not be honored if: (i) the accountholder is deceased, (ii) the request is by an individual other than the accountholder of record, (iii) the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days, or
(iv) if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. Each Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

                                     II-62

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

Certain fee-based programs offered by the Manager or its affiliates of a selected securities dealer or other financial intermediaries that has an agreement with the Distributor, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may exchange their shares in the Program for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the
Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares or the automatic exchange of shares to another class at net asset value. Shareholders that participate in a fee based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when shares are held whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held
Class A or Class I shares in the program are eligible to purchase additional shares of the respective share class of the fund, but may be subject to upfront sales charges. Additional purchases of Class I shares are eligible only if you have an existing position at the time of purchase or are otherwise eligible for
Class I shares.

RETIREMENT AND EDUCATION SAVINGS PLANS

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by MLIM or its affiliates as well as in other securities. There may be fees associated with investing through these plans.
Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from
Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

AUTOMATIC INVESTMENT PLANS

You may make additions to an Investment Account through a service known as the
Automatic Investment Plan. Under the Automatic Investment Plan, a Fund is
authorized, on a regular basis, to provide systematic additions to your
Investment Account through charges of $50 or more to your regular bank account by either pre-authorized checks or automated clearing house debits. If you buy shares of a Fund through Blueprint, no minimum charge to your bank account is required. Alternatively, if you maintain a cash management account you may arrange to have periodic investments made in a Fund. Contact your financial intermediary for more information.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless you provide specific instructions as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the same Fund. You may, at any

                                     II-63

time, elect to have dividends paid in cash, rather than reinvested in shares of a Fund (provided that, if a payment on an account maintained at the Transfer
Agent would amount to $10.00 or less, the payment will automatically be reinvested in additional shares). If your account is maintained with the
Transfer Agent, you may contact the Transfer Agent in writing or by telephone
(1-800-637-3863). For other accounts, you should contact your financial adviser, selected securities dealer or other financial intermediary. Your instructions will be effected ten days after the receipt by the Transfer Agent of such notice. A Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be deposited directly in the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

You may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your account to provide the withdrawal payment specified by you. You may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the
NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer
Agent or the Distributor.

The maximum number of Class B or Class C shares that can be redeemed from an
Investment Account annually will not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that might be due on such redemption of
Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or
Class C shares are normally redeemed. See "Purchase of Shares -- Deferred Sales
Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class
B shares in an account to Class A shares, you must make a new election to join the systematic withdrawal program with respect to the Class A shares. If you wish to change the amount being withdrawn in a systematic withdrawal plan, you should contact your financial adviser or other financial intermediary.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of a Fund from investors who maintain a systematic withdrawal plan with respect to that Fund unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment
Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, if your shares are held within a cash management account or retirement account you may elect to have shares redeemed on a periodic basis as determined by the program. The proceeds of

                                     II-64

systematic redemptions will be posted to your account three business days after the date the shares are redeemed. All redemptions are made at net asset value.
A systematic redemption program may not be available if Fund shares are being purchased within the account pursuant to the automatic investment program. For more information shareholders should contact their financial adviser or other financial intermediary.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The net asset value of each class of shares of each Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence
Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time (on a class by class basis), rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

The principal asset of each Feeder Fund will normally be its interest in an underlying Master Portfolio. The value of that interest is based on the net assets of the Master Portfolio, which are comprised of the value of the securities held by the Master Portfolio plus any cash or other assets
(including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Master Portfolio). Expenses of a
Master Portfolio, including the investment advisory fees, are accrued daily.
The net asset value of a Feeder Fund is equal to the value of the Feeder Fund's proportionate interest in the net assets of the Master Portfolio plus any cash or other assets, minus all liabilities (including accrued expenses) of the
Feeder Fund. To determine a Feeder Fund's net asset value per share, the Feeder
Fund's net asset value is divided by the total number of shares outstanding of the Feeder Fund at such time (on a class by class basis), rounded to the nearest cent. Expenses, including fees payable to the Administrator and
Distributor, are accrued daily.

The per share net asset value of Class A, Class B, Class C and Class R shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, the daily expense accruals of the account maintenance fees applicable with respect to Class A shares and the daily expense accruals of the account maintenance and distribution fees applicable to Class R shares. Moreover, the per share net asset value of the Class B, Class C and Class R shares generally will be lower than the per share net asset value of Class A shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the distribution fees applicable to Class R shares of a
Fund. In addition, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class R shares due to the daily expense accruals of the higher distribution fees and higher transfer agency fees applicable to Class B and Class C shares. It is expected, however, that the per share net asset value of all classes of a Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

Securities that are held by a Fund that are traded on stock exchanges or NASDAQ
National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the

                                     II-65

day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the
Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the
OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

Each Fund employs pricing services to provide certain securities prices for the
Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of a Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of a Fund under the general supervision of the Fund's Board of
Directors. Such valuations and procedures will be reviewed periodically by the
Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by a Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by a Fund's Board of Directors.

For funds organized in a master-feeder structure, each investor in a Master
Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor's (including a
Feeder Fund's) interest in a Master Portfolio will be determined after the close of business on the NYSE by multiplying the net asset value of the Master
Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Master
Portfolio will then be recomputed as the percentage equal to the fraction (i)
the numerator of which is the value of such investor's investment in the Master
Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the
Master Portfolio by all investors in the Master

                                     II-66

Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Master Portfolio after the close of business of the NYSE or the next determination of net asset value of the Master
Portfolio.

COMPUTATION OF OFFERING PRICE PER SHARE

See Part I, Section VI "Computation of Offering Price" of each Fund's Statement of Additional Information for an illustration of the computation of the offering price for Class A, Class B, Class C, Class I, and, if applicable,
Class R shares of your Fund. or for shares of Municipal Investment
Accumulation.

PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund's portfolio transactions and the allocation of brokerage. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Manager may select a broker based partly upon brokerage or research services provided to the Manager and its clients, including a Fund. In return for such services the
Manager may cause a Fund to pay a higher commission than other brokers would charge if the Manager determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master
Portfolio.

Section 28(e) of the Exchange Act ("Section 28(e)") permits a Manager, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Manager believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to a Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the
Manager might pay with Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by

                                     II-67

mutual fund management personnel, or personnel principally responsible for the
Manager's individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to the Manager are not reduced as a result of the Manager's receipt of research services. In some cases the Manager may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs the Manager makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Manager faces a potential conflict of interest, but the Manager believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a
Fund in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or
Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.
Because the shares of each Fund are redeemable on a daily basis in U.S.
dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on a Fund's portfolio strategies.

See Part I, Section VII "Portfolio Transactions and Brokerage " of each Fund's
Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to Merrill Lynch, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the
Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in

                                     II-68

which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of the Fund that either comply with rules adopted by the
Commission or with interpretations of the Commission staff.

The Municipal Funds recently received an exemptive order under which they may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. Under another exemptive order, the Municipal
Funds may effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. Please see Part I, Section VII "Portfolio Transactions and Brokerage" of
each Fund's Statement of Additional Information for information regarding transactions executed by your Fund pursuant to these exemptive orders.

The Funds may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff or pursuant to the Group Order Exemptive Order. Rule 10f-3 under the Investment
Company Act and the Group Order Exemptive Order set forth conditions under which a Fund may purchase Municipal Bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule and the Group Order Exemptive Order set forth requirements relating to, among other things, the terms of an issue of Municipal Bonds purchased by a Fund, the amount of Municipal Bonds that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund also has retained an affiliated entity of the Manager as the securities lending agent (the "lending agent") for a fee, including a fee based on a share of the returns on investment of cash collateral. Please see Part I,
Section VII "Portfolio Transactions and Brokerage" of each Fund's Statement of
Additional Information for information on the securities lending fees paid the lending agent by your Fund. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the
Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund's expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the manager to the private investment company will not charge any advisory fees with respect to shares purchased by a Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager's waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the U.S.
national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i)
has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from each Fund and annual statements as to aggregate compensation will be provided to each
Fund.

                                     II-69

The Directors of each Fund have considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by each Fund to a
Manager. After considering all factors deemed relevant, the Directors of each
Fund made a determination not to seek such recapture. The Directors of each
Fund will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, "clients") when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the
Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to holding period if, in Fund management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S.
government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each
Fund's prospectus. Each Fund will also distribute all net realized capital gains, if any, to its shareholders at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see "Shareholder Services -- Automatic
Dividend Reinvestment Plan." Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash.
The per share dividends on Class A, Class B, Class C and Class R shares will be lower than the per share dividends on Class I shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to Class B and Class C shares, the account maintenance fees applicable to Class A shares, and the account maintenance and distribution fees applicable to Class R shares.
Similarly, the per share dividends on Class B, Class C and Class R shares will be lower than the per share dividends on Class A shares as a result of the distribution fees and higher transfer agency fees applicable to Class B and
Class C shares and the distribution fees applicable to Class R shares, and the per share dividends on Class B and Class C shares

                                     II-70

will be lower than the per share dividends on Class R shares as a result of the distribution fees and higher transfer agency fees applicable to Class B and
Class C shares.

TAXES

Each Fund intends to qualify, or continue to qualify, for the special tax treatment afforded to regulated investment companies ("RICs") under the Code.
As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and
Class I shareholders (together, the "shareholders"). Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, a Municipal Fund's distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.]

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the
RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund's taxable income and capital gains will be distributed to achieve this objective. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. Because the required distributions are based on the taxable income of a RIC, the excise tax generally will not apply to the tax-exempt income of the Municipal Funds.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these new rules, a certain portion of ordinary income dividends constituting
"qualified dividend income" when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Fund's distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute "qualified dividend income." Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rates.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

For the Select Pricing Funds no gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder's tax basis in the Class A shares acquired upon conversion will be the same as the shareholder's tax basis in the converted Class B shares, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

                                     II-71

If a shareholder of a Select Pricing Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased)
to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if such shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount")
each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law.
Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's Federal income tax liability, provided that the required information is timely forwarded to the IRS.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding period requirements, and if a
Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit.
If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of

                                     II-72

the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends-received deduction and dividends taxable at the maximum 15% tax rate.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs).
Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a
Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the
Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company
(collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value but only to the extent of previously recognized
"mark-to-market" gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

Municipal Funds

Each Municipal Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the
Fund's total assets consists of obligations exempt from Federal income tax
("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and
Class I shareholders (together the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's

                                     II-73

shareholders within 60 days after the close of the Fund's taxable year. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A,
Class B, Class C and Class I shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to the Class A, Class B, Class C and Class I shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe.

Exempt-interest dividends will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

All or a portion of a Fund's gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).
Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain "PABs" issued after August 7, 1986. PABs are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities
(e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of a
Fund, to a Federal alternative minimum tax. A Fund will purchase such "PABs"
and will report to shareholders after the close of the calendar year-end the portion of the Fund's dividends declared during the year which constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Each Municipal Fund may engage in interest rate swaps. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances.
Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

Please see Part I of your Fund's Statement of Additional Information for certain state tax information relevant to an investment in California Insured,
Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and
Pennsylvania Municipal Bond, as well as information on economic conditions within each applicable state.

                                     II-74

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the
Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs.
Each Master Portfolio is classified as a partnership for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of a
Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the
Feeder Fund's investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund's assets in accordance with the investment policies applicable to the Feeder Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders.
Total return, yield and tax-equivalent yield each is based on a Fund's historical performance and is not intended to indicate future performance.
Average annual total return is determined separately for Class A, Class B,
Class C, Class I and Class R shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return
(based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of
Class A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of
Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of Class
A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of
Class B and Class C shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the

                                     II-75

tax character of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class
A and Class I shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of
Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment.
The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b)
the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

See Part I, Section VIII "Fund Performance" of each Fund's Statement of
Additional Information for performance information for the Class A, Class B,
Class C, Class I and, if applicable, Class R shares of your Fund for the periods indicated.

A Fund's total return will vary depending on market conditions, the securities comprising a Fund's portfolio, a Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class A or Class I shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase

                                     II-76

of Shares" and "Redemption of Shares," respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the
Fund's benchmark index indicated in the Prospectus, the Value Line Composite
Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Analytical Services, Inc., Morningstar
Inc. ("MorningStar"), Money Magazine, U.S. News & World Report, BusinessWeek,
Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historic performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund's relative performance for any future period. In addition, from time to time a
Fund may include the Fund's Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund Management.

A Fund may provide information designed to help investors understand how the
Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a
Fund's portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund's performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting
Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy
Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including the Funds, and not the interests of the
Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a
Proxy Voting Committee (the "Committee"). The Committee is comprised of the
Manager's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Manager's legal department appointed by the Manager's General Counsel.
The Committee's membership shall be limited to full-time employees of the
Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the

                                     II-77

Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the
Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained
Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping.
ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting
Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client") is involved. The Proxy Voting Procedures and the
Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting
Procedures in all proxy matters, including matters involving Affiliates and
Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the
Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the
Manager's clients.

                                     II-78

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO
(with advice from the Secretary of the Committee), consisting solely of
Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant
Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:

     o    Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the
          Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the
          Committee deems relevant.

     o    Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the
          Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

     o    Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to
          "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

     o    Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure.
          As a general matter, the Committee will support

                                     II-79

          requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     o    Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

     o    Routine proposals related to requests regarding the formalities of corporate meetings.

     o    Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the
          Committee believes that a fund's Board of Directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of
          Directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

     o    Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The
          Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how a Fund voted proxies relating to securities held in the
Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the
Commission's web site at http://www.sec.gov.

GENERAL INFORMATION

DESCRIPTION OF SHARES

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund.
Shareholders of a class that bears distribution and/or account maintenance expenses have exclusive voting rights with respect to matters relating to such distribution and account maintenance expenditures (except that Class B shareholders may vote upon any material changes to such expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a
Director.

Each Fund does not intend to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv)
ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund's Prospectus.
Each share of Class A, Class B, Class C, Class I and Class R Common Stock is
entitled to participate equally in dividends and distributions declared by a
Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

                                     II-80

Certain Funds are organized as Delaware statutory trusts.

See Part I, Section IX "Additional Information -- Description of Shares" of
each Fund's Statement of Additional Information for additional capital stock information for your Fund.

ADDITIONAL INFORMATION

Under a separate agreement, ML & Co. has granted each Fund the right to use the
"Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by a Fund at any time or to grant the use of such name to any other company, and each Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

See Part I, Section IX "Additional Information -- Principal Shareholders"
section of each Fund's Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

                                     II-81

                                   APPENDIX A

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") BOND RATINGS

Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
        They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of the desirable investment.
        Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S U.S. SHORT-TERM RATINGS

MIG 1/VMIG 1     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

                                      A-1

MIG 2/VMIG 2     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG               This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS /DEMAND OBLIGATION RATINGS
Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
("STANDARD & POOR'S"), DEBT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.
The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                                      A-2

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG TERM ISSUE CREDIT RATINGS

AAA                 An obligation rated "AAA" has the highest rating assigned by Standard & Poor's.
                    Capacity to meet its financial commitment on the obligation is extremely strong.

AA                  An obligation rated "AA" differs from the highest rated issues only in small degree.
                    The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A                   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB                 An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C   An obligation rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D                   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c                   The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p                   The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*                   Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r                   This symbol is attached to the ratings of instruments with significant noncredit risks.
                    It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.                This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment

                                      A-3

of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1     A short-term obligation rated "A-1" is rated in the highest category by Standard &
        Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).
        This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2     A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3     A short-term obligation rated "A-3" exhibits adequate protection parameters.
        However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B       A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C       A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D       A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c       The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p       The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*       Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing.

r       The "r" highlights derivative, hybrid, and certain other obligations that Standard &
        Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an
        "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                                      A-4

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard &
Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

- Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH RATINGS' ("FITCH") INVESTMENT GRADE BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents
Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security.
Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.
Fitch does not audit or verify the truth or accuracy of such information.
Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA     Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      A-5

AA      Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A       Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB     Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
        Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings
("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB             Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B              Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC            Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC             Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C              Bonds are in imminent default in payment of interest or principal.

D, DD, DDD     Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                                      A-6

DESCRIPTION OF FITCH'S SHORT TERM RATINGS

Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short term ratings are as follows:

F-1+            Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1             Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2             Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3             Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S             Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D               Default. Issues assigned this rating are in actual or imminent payment default.

LOC             The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

NR              Indicates that Fitch does not rate the specific issue.

Conditional     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended       A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn       A rating will be withdrawn when an issue matures or is called or refinanced and, at
                Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or
"Negative." The absence of a designation indicates a stable outlook.

                                      A-7

CODE # 16103-0405

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.

     EXHIBIT
     NUMBER               DESCRIPTION
----------------          -----------

        1(a)       --     Amended and Restated Articles of Incorporation of the Registrant, dated November
                          8, 1991.(d)

         (b)       --     Articles of Amendment to the Articles of Incorporation of the Registrant, dated
                          October 19, 1994.(d)

         (c)       --     Articles Supplementary to the Articles of Incorporation of the Registrant, dated
                          October 21, 1994.(d)

         (d)       --     Articles of Amendment to the Articles of Incorporation of the Registrant, dated
                          February 27, 2002.(k)

         (e)       --     Articles of Amendment to the Articles of Incorporation of the Registrant, dated
                          March 21, 2003.(p)

        2          --     Amended and Restated By-Laws of the Registrant, effective April 14, 2003.(s)

        3          --     Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of the
                          Registrant.(a)

        4(a)       --     Investment Advisory Agreement between the Registrant and Fund Asset Management,
                          L.P.(d)

         (b)       --     Sub-Advisory Agreement between Fund Asset Management, L.P. and Merrill Lynch
                          Asset Management U.K. Limited.(f)

         (c)       --     Supplement to Investment Advisory Agreement between the Registrant and Fund
                          Asset Management, L.P., dated January 3, 1994.(b)

        5          --     Form of Unified Distribution Agreement between the Registrant and FAM
                          Distributors, Inc. (the "Distributor").(c)

        6          --     None.

        7          --     Form of Custody Agreement between the Registrant and State Street Bank and Trust
                          Company.(e)

        8(a)(1)    --     Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder
                          Servicing Agency Agreement between the Registrant and Financial Data Services,
                          Inc.(t)

       (b)(1)      --     Form of Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(g)

       (b)(2)      --     Form of Second Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(l)

       (b)(3)      --     Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(n)

       (b)(4)      --     Form of Fourth Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(r)

       (b)(5)      --     Form of Fifth Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(t)

         (c)       --     Form of Administrative Services Agreement between the Registrant and State Street
                          Bank and Trust Company.(j)

         (d)       --     Form of Securities Lending Agency Agreement between the Registrant and QA
                          Advisors, LLC (now MLIM LLC) dated August 10, 2001.(m)

        9          --     Opinion of Brown & Wood LLP, counsel to the Registrant.(h)

       10          --     Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

       11          --     None.

       12          --     Certificate of Fund Asset Management, L.P.(h)

       13(a)       --     Amended and Restated Class A Distribution Plan of the Registrant.(o)

         (b)       --     Form of Amended and Restated Class B Distribution Plan of the Registrant.(c)

                                      C-1

  EXHIBIT
   NUMBER            DESCRIPTION
-----------          -----------

       (c)    --     Form of Amended and Restated Class C Distribution Plan of the Registrant.(c)

     14       --     Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(o)

     15       --     Code of Ethics.(i)

     16       --     Power of Attorney.(q)

---------------------

(a)  Reference is made to Article III (Sections 3 and 4), Article V, Article VI
     (Section 3), Article VII, Article VIII and Article X of the Registrant's
     Articles of Amendment and Restatement, filed as Exhibit (1)(a) to
     Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-42681) (the "Registration Statement"); the
     Articles Supplementary filed as Exhibit (1)(c) to the Registration
     Statement; the Articles of Amendment filed as Exhibits (1)(b), (1)(d) and
     (1)(e) to the Registration Statement; and Article II, Article III,
     (Sections 1, 3, 5, 6, and 17), Article IV (Section 1), Article V (Section
     7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of
     the Registrant's Amended and Restated By-Laws filed as Exhibit (2) to the
     Registration Statement.

(b)  Filed on April 29, 1994 as an Exhibit to Post-Effective Amendment No. 3 to
     the Registration Statement.

(c)  Incorporated by reference to Exhibits 5 and 13 to the Registration
     Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No.
     333-42020), filed on July 21, 2000.

(d)  Filed on April 27, 1995 as an Exhibit to Post-Effective Amendment No. 5 to
     the Registration Statement.

(e)  Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland
     Municipal Bond Fund (File No. 33-49873), filed on October 30, 2001.

(f)  Filed on April 27, 1997 as an Exhibit to Post-Effective Amendment No. 7 to
     the Registration Statement.

(g)  Incorporated by reference to Exhibit (b) to the Issuer Tender Offer
     Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc.
     (File No. 333-15973), filed on December 14, 2000.

(h)  Filed on April 28, 1997 as an Exhibit to Post-Effective Amendment No. 7 to
     the Registration Statement.

(i)  Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation
     Protected Fund (File No. 333-110936), filed on January 22, 2004.

(j)  Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty
     Fund, Inc. (File No. 333-89775), filed on March 20, 2001.

(k)  Filed on April 25, 2002 as an Exhibit to Post-Effective Amendment No. 13 to
     the Registration Statement.

(l)  Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer
     Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc.
     (File No. 333-15973), filed on December 14, 2001.

(m)  Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global
     Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.

(n)  Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer
     Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc.
     (File No. 333-15973), filed on December 13, 2002.

(o)  Incorporated by reference to Exhibits 13(a) and 14 to Post-Effective
     Amendment No. 36 to the Registration Statement on Form N-1A of Merrill
     Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.

(p)  Filed on April 29, 2003 as Exhibit 1(e) to Post-Effective Amendment No. 14
     to the Registration Statement.

(q)  Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Merrill Lynch Large Cap
     Series Funds, Inc. (File No. 333-89389), filed on February 24, 2005.

(r)  Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment
     No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global
     Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.

(s)  Filed on April 23, 2004 as an Exhibit to Post-Effective Amendment No. 15 to
     the Registration Statement.

(t)  Incorporated by reference to Exhibits 8(a)(1) and 8(c)(5) to Post-Effective
     Amendment No. 35 to the Registration Statement on Form N-1A of Merrill
     Lynch Bond Fund, Inc. (File No. 811-02857), filed on January 14, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Registrant does not control and is not under common control with any other person.

ITEM 25.  INDEMNIFICATION.

Reference is made to Article VI of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General
Corporation Law and Section 9 of the Distribution Agreement.

Article VI of the By-Laws provides that each officer and director of the
Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty

                                      C-2

of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the
Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "1940 Act"), may be concerned, such payments will be made only on the following conditions: (i)
the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the
Securities Act against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional
Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the
Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Fund Asset Management, L.P. ("FAM" or the "Investment Adviser") acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the
Investment Adviser, acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies.

                                      C-3

The address of each of these registered investment companies is P.O. Box 9011,
Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch
Funds for Institutions Series is One Financial Center, 23rd Floor, Boston,
Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc.
("Princeton Services") and Princeton Administrators, L.P. ("Princeton
Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. ("FAMD") is P.O. Box 9081, Princeton, New
Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is
World Financial Center, North Tower, 250 Vesey Street, New York, New York
10080. The address of the Registrant's transfer agent, Financial Data Services,
Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the
Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is an officer and/or Board member of all or substantially all of such companies.

                                POSITION(S) WITH THE                   OTHER SUBSTANTIAL BUSINESS,
NAME                             INVESTMENT ADVISER                PROFESSION, VOCATION OR EMPLOYMENT
---------------------   ------------------------------------   ------------------------------------------

ML & Co.                Limited Partner                        Financial Services Holding Company;
                                                               Limited Partner of MLIM

Princeton Services      General Partner                        General Partner of MLIM

Robert C. Doll, Jr.     President                              President of MLIM/FAM-advised funds;
                                                               President of MLIM; Co-Head (Americas
                                                               Region) of MLIM from 1999 to 2001;
                                                               President and Director of Princeton
                                                               Services; President of Princeton
                                                               Administrators; Chief Investment Officer
                                                               of OppenheimerFunds, Inc., in 1999 and
                                                               Executive Vice President thereof from
                                                               1991 to 1999

Donald C. Burke         First Vice President and Treasurer     First Vice President and Treasurer of
                                                               MLIM; Senior Vice President, Director
                                                               and Treasurer of Princeton Services; Vice
                                                               President of FAMD

Andrew J. Donohue       Senior Vice President and General      Senior Vice President and General
                        Counsel                                Counsel of MLIM; Senior Vice President,
                                                               General Counsel and Director of
                                                               Princeton Services; President and
                                                               Director of FAMD

Alice A. Pellegrino     Secretary                              Secretary of MLIM, Princeton Services
                                                               and FAMD

Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for a number of affiliated registered investment companies advised by FAM or
MLIM. The address of each of these registered investment companies is P.O. Box
9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King
William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K.
indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged for at least the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is an officer of one or more of the registered investment companies advised by FAM, MLIM or their affiliates.

                                      C-4

                                                             OTHER SUBSTANTIAL BUSINESS,
NAME                    POSITION(S) WITH MLAM U.K.        PROFESSION, VOCATION OR EMPLOYMENT
--------------------   ----------------------------   -----------------------------------------

Nicholas C.D. Hall     Director                       Director of MLIM and the Institutional
                                                      Liquidity Fund PLC; First Vice President
                                                      and General Counsel of MLIM (EMEA
                                                      Region)

James T. Stratford     Alternate Director             Director of MLIM; Head of Compliance
                                                      of MLIM (EMEA Region)

Donald C. Burke        Treasurer                      First Vice President and Treasurer of
                                                      MLIM and FAM; Senior Vice President,
                                                      Director and Treasurer of Princeton
                                                      Services; Vice President of FAMD

Debra Anne Searle      Company Secretary              None

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) FAMD acts as the principal underwriter for each of the following open-end registered investment companies including the Registrant: Financial
Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Funds II,
Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund,
Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series
Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch
Disciplined Equity Fund, Inc., Merrill Lynch Equity Dividend Fund, Merrill
Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus
Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch
Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc.,
Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth
Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global
Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch
Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Inflation
Protected Fund, Merrill Lynch International Fund of Mercury Funds, Inc.,
Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Series Funds,
Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal
Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural
Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Principal
Protected Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Real
Investment Fund, Merrill Lynch Retirement Series Trust, FAM Series Fund, Inc.,
Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Value
Opportunities Fund, Inc., Merrill Lynch U.S. Government Fund, Merrill Lynch
U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill
Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and
Telecommunications Fund, Inc., FAM Variable Series Funds, Inc., Merrill Lynch
World Income Fund, Inc. and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch
Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of
FAMD. The principal business address of each such person is P.O. Box 9081,
Princeton, New Jersey 08543-9081.

                         POSITION(S) AND OFFICE(S)      POSITION(S) AND OFFICE(S)
NAME                             WITH FAMD                   WITH REGISTRANT
---------------------   ---------------------------   -----------------------------

Andrew J. Donohue       President and Director        None

Michael G. Clark        Director                      None

Thomas J. Verage        Director                      None

Donald C. Burke         Vice President                Vice President and Treasurer

John Fosina             Treasurer                     None

Daniel Dart             Director                      None

Jerry W. Miller         Director                      None

Alice A. Pellegrino     Secretary                     Secretary

(c) Not applicable.

                                      C-5

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section
31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey
08536-9011), and its transfer agent, Financial Data Services, Inc. (4800 Deer
Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 29.  MANAGEMENT SERVICES.

Other than as set forth under the caption "Management of the Fund -- Fund Asset
Management" in the Prospectus constituting Part A of the Registration Statement and under Part I "Management and Advisory Arrangements" and Part II "Management
and Other Service Arrangements" in the Statement of Additional Information
constituting Part B of the Registration Statement for the Registrant, the
Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                      C-6

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the
Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the
State of New Jersey, on April 29, 2005.

                        MERRILL LYNCH WORLD INCOME FUND, INC.

                          (Registrant)

                        By: /s/ Alice A. Pellegrino
                            -----------------------

                        (Alice A. Pellegrino, Secretary)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                  TITLE

         Robert C. Doll, Jr.*              President (Principal Executive
---------------------------------          Officer) and Director
        (Robert C. Doll, Jr.)

                                           Vice President and Treasurer
         Donald C. Burke*                  (Principal Financial and
---------------------------------          Accounting Officer)
        (Donald C. Burke)

        James H. Bodurtha*
---------------------------------          Director
       (James H. Bodurtha)

          Joe Grills*
---------------------------------          Director
         (Joe Grills)

        Herbert I. London*
---------------------------------          Director
        (Herbert I. London)

      Roberta Cooper Ramo*
---------------------------------          Director
      (Roberta Cooper Ramo)

      Robert S. Salomon, Jr. *
---------------------------------          Director
      (Robert S. Salomon, Jr.)

       Stephen B. Swensrud *
---------------------------------          Director
       (Stephen B. Swensrud)

     *By: /s/ Alice A. Pellegrino
---------------------------------
(Alice A. Pellegrino, Attorney-In-Fact)                           April 29, 2005

                                      C-7

                                  EXHIBIT INDEX

  EXHIBIT
  NUMBERS       DESCRIPTION
  -------       -----------
     10      -- Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.